EXHIBIT 10.2

BRIDGE LOAN AND DEBT RESTRUCTURING AGREEMENT

This Bridge Loan and Debt Restructuring Agreement (the “Agreement”), dated as of January 30 2009, is entered into by and among Golden Phoenix Minerals, Inc., a Nevada corporation (the “Company”), and Crestview Capital Master, LLC., a Delaware limited liability company (the “Lender” or “Crestview”).

RECITALS

A.           The Company and Lender had previously entered into that certain Production Payment Purchase Agreement and Assignment, dated June 12, 2007, whereby the Company assigned certain purchase rights to Lender related to the production payments arising from of the Company’s interest in the Ashdown Project LLC, in consideration for Lender repaying certain of the Company’s debts and for additional working capital (the “Original Debt”).

B.           The Company is investigating the potential for new business opportunities via transactions related to its various mining properties, but prior to completing any such transaction it desires an infusion of short-term working capital.

C.           In order to provide such an infusion and to restructure the prior arrangement related to the Original Debt, the Company and the Lender are now entering into a bridge loan in an aggregate amount of One Million Dollars ($1,000,000), and a restructuring of the Original Debt, pursuant to the terms and subject to the conditions of this Agreement.

In consideration of the mutual covenants and conditions contained in this Agreement, it is agreed as follows:

1.          Bridge Loan.

(a)           Bridge Note.  Subject to the terms and conditions hereof, in order to provide an infusion of working capital to the Company, the Company will borrow from the Lender and the Lender will lend to the Company, the principal amount of One Million Dollars ($1,000,000) as evidenced by a Bridge Loan Secured Promissory Note in the form attached hereto as Exhibit A (the “Bridge Note”), of which amount Lender will lend to the Company One Hundred Thousand Dollars ($100,000) at the Initial Closing, as defined and more particularly described in Section 3 below, via a Secured Promissory Note, in the form attached hereto as Exhibit B (the “Interim Bridge Note”), which Interim Bridge Note will be cancelled upon the Subsequent Closing (as defined in Section 3 below) and replaced with the Bridge Note.

(b)           Security Agreement.  As security for both the Bridge Note and the Debt Restructuring Secured Promissory Note (as further described below in Section 2), the Company and the Lender agree to amend and restate that certain Security Agreement dated June 12, 2007 by and between the Company and the Lender, securing the Company’s repayment obligations pursuant to this Agreement, the form and substance of which is attached hereto as Exhibit C (the “Amended Security Agreement”) and taking such steps as are reasonably necessary in order to perfect the security interests granted therein in favor of the Lender, including but not limited to the filing of a UCC 1 Financing Statement with the Nevada Secretary of State, and the filing of a Deed of Trust and Mortgage with the appropriate entity as reasonably designated by Lender and a UCC-1 with the Nevada Secretary of State and the applicable office of Esmeralda County with respect to the “Mineral Ridge Property” as defined in the Amended Security Agreement (the “Mortgage”), in forms reasonably acceptable to the Lender.

(c)           Repayment; Warrants; Release of Certain Security.  The Bridge Note shall be due and payable in full upon the completion of the Company’s formation of a joint venture with a third party in relation to the Company’s gold mining property known as Mineral Ridge or a date that is nine (9) months from the Subsequent Closing, whichever is earlier, as further set forth in the Bridge Note.  Notwithstanding the foregoing, the Lender may, at its option, require repayment of only Five Hundred Thousand Dollars ($500,000) of principal owed on the Bridge Note, in consideration for the issuance of warrants to purchase Five Million (5,000,000) shares of the Company’s common stock, at an exercise price of $0.05 per share, in substantially the form attached hereto as Exhibit D (“Bridge Warrants”), with the remaining Five Hundred Thousand Dollars ($500,000) of principal and any accrued and unpaid interest thereon due and payable pursuant to the terms of the Bridge Note.  In the event the Lender elects to receive such Bridge Warrants, same will be deemed to have been issued on the date of the Subsequent Closing for purposes of any anti-dilution provisions therein.  In addition, and as further described in the Amended Security Agreement, in connection with the formation of such joint venture, any Collateral related to the Mineral Ridge property which will be contributed to the joint venture, will, subject to payment in full of the Bridge Note, be immediately released and free of any liens or encumbrances in favor of Lender, and Lender agrees to take such steps as are reasonably necessary to release such Collateral, including but not limited to the filing of the appropriate releases with the Nevada Secretary of State and filing of a satisfaction of mortgage, etc.

2.          Debt Restructuring.

(a)           Debt Restructuring Note.  Subject to the terms and conditions hereof, in consideration of the reduction of all debt and liability of the Company under the Crestview Debt,  to $1,000,000 as of the Subsequent Closing, the Company will execute a new Secured Promissory Note in substantially the form attached hereto as Exhibit E (the “Debt Restructuring Note”), in the principal amount of One Million Dollars ($1,000,000), to be secured by that certain Collateral, as defined in the Amended Security Agreement, with a maturity date twenty-four (24) months from the Subsequent Closing (the Bridge Note and Debt Restructuring Note may collectively be referred to hereinafter as the “Notes”).  In the event that the Company’s formation of a joint venture with a third party in relation to, or a sale or transfer of, the Company’s gold mining property known as Mineral Ridge or the mining rights thereon (“Joint Venture”), which results, in the case of a Joint Venture, in the Company maintaining less than a ten percent (10%) (equity and voting) interest in the Mineral Ridge property or mining rights, as further set forth in the Debt Restructuring Note, the entire amount of the remaining principal and interest owed on the Debt Restructuring Note shall be accelerated and become immediately due and payable.  The Company agrees that it will, upon formation of the Joint Venture, issue an irrevocable assignment to the Lender of 50% of all distributions in cash or kind to be made to it by the Joint Venture to be applied as prepayment of the Debt Restructuring Note and any note issued pursuant to Section 3 of the Bridge Note (“Section 3 Note”).  Upon payment in full of the Debt Restructuring Note and any Section 3 Note, the Holder will release the Joint Venture from said assignment.

(b)           Warrants.  Further, as of the Subsequent Closing, the Company shall issue to Lender transferrable warrants to purchase twenty-three million (23,000,000) shares of the Company’s common stock, at an exercise price of $0.03 per share, exercisable for a period of twenty-four (24) months, in substantially the form attached hereto as Exhibit F (the “Debt Restructuring Warrants”) (collectively with the Bridge Warrants, hereinafter referred to as the “Warrants”).  This Agreement, along with the Amended Security Agreement, Bridge Note, Interim Bridge Note, Bridge Warrants, Mortgage, Debt Restructuring Note, Debt Restructuring Warrants and any and all documents related thereto or necessary to carry out the intent of the parties as set forth herein, are collectively referred to as the “Transaction Documents.”

(c)           Release of Original Debt.  In consideration of the Company issuing the Bridge Note, the Debt Restructuring Note, the Debt Restructuring Warrants, and the Amended and Restated Security Agreement effective upon the execution hereof, Lender hereby forever releases, discharges and acquits Company, its parent, directors, officers, shareholders, agents and employees, of and from any and all claims of every type, kind, nature, description or character, relating to the Original Debt (except to the extent same is represented by the Debt Restructuring Note), whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, provided, however, that this release shall not be effective as to the agreed amount of $1,794,960 due and owing to Lender unless and until the Company pays the interest and principal provided for in the Bridge Note on or before the date same becomes payable thereunder.  Lender agrees that the matters released herein are not limited to matters which are known or disclosed.  Lender acknowledges that factual matters now unknown to it may have given or may hereafter give rise to claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit Company from any such unknown claims related to the Original Debt.  Acceptance of this release shall not be deemed or construed as an admission of liability by any party released.  Lender acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for, and the preparation of, this release, or (b) it has knowingly determined that such advice is not needed.

3.         Closing.

(a)           Initial Closing.

(i)           Company Deliverables.  As of the date hereof (the “Initial Closing”), the Company shall deliver to Lender: (i) an executed copy of this Agreement; and (ii) the Interim Bridge Note.  The Company acknowledges that the loan evidenced by the Interim Bridge Note is secured by certain Collateral which Lender was granted as security interest in pursuant to the terms of a Security Agreement dated June 12, 2007 between the company and the Lender as the secured party, and in which such Collateral is specified.

(ii)           Lender Deliverables.  As of the Initial Closing, in order to provide an immediate infusion of capital, the Lender shall deliver to the Company: (i) an executed copy of this Agreement; and (ii) One Hundred Thousand Dollars ($100,000) in immediately available funds via wire transfer pursuant to the wire instructions attached hereto as Exhibit G, to be distributed according to the Company’s instruction.

(b)           Subsequent Closing.

(i)           Company Deliverables.  As of a date within five (5) business days of the date hereof, (the “Subsequent Closing,” together with the Initial Closing, each a “Closing”), the Company shall deliver to Lender: (i) an executed copy of the Amended Security Agreement; (ii) evidence of cancellation of the Interim Bridge Note; (iii) the Bridge Note; (iv) the Debt Restructuring Note; (v) the Debt Restructuring Warrants; and (vi) an executed copy of the Mortgage.

(c)           Lender Deliverables.  At the Subsequent Closing, the Lender shall deliver to the Company: (i) an executed copy of the Amended Security Agreement; (ii) an executed copy of the Mortgage; (iii) evidence of cancellation of the Interim Bridge Note; and (iv) Nine Hundred Thousand Dollars ($900,000) in immediately available funds via wire transfer pursuant to the wire instructions attached hereto as Exhibit G, to be distributed according to the Company’s instruction.

4.        Company Representations and Warranties.  The Company represents and warrants to the Lender as of each Closing, as follows:

(a)           Organization, Good Standing and Qualification.  The Company and each Subsidiary is an entity duly incorporated or otherwise duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted and to own and use its properties.

(b)           Authorization.  The Company has full corporate power and authority and has taken all requisite corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Debt Restructuring Warrants or Bridge Warrants, as applicable.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

(c)           Valid Issuance; Authorized Shares.  The Company’s shares of common stock, when issued and paid for upon exercise of the Debt Restructuring Warrant and/or Bridge Warrants, as applicable, pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Lender), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  The Company is authorized to issue 400,000,000 shares of Common Stock, of which a total of 216,650,457 shares are issued and outstanding or reserved for issuance.

(d)           Delivery of SEC Filings; Business.  The Company has made available to the Lender through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the “10-KSB”), and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the 10-KSB and prior to the date hereof (collectively, the “SEC Filings”).  The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period.  The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

(e)           No General Solicitation or General Advertising.  Neither the Company nor any Person acting on its behalf has offered or sold or will offer or sell any of the Notes, the Bridge Warrants or common shares underlying the Bridge Warrants, the Debt Restructuring Warrants or the common shares underlying the Debt Restructuring Warrants (collectively, the “Securities”) by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.  The Company has offered the Securities for sale only to the Lender.

(f)           Private Placement.  The offer and sale of the Securities to the Lender as contemplated hereby is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Rule 506 of Regulation D.

5.          Company Covenants.  For so long as the Debt Restructuring Warrants and Bridge Warrants are outstanding, the Company will reserve for issuance a sufficient number of shares of common stock issuable upon the exercise thereof.

6.          Lender Representations and Warranties.  The Lender represents and warrants to the Company as of each Closing, as follows:

(a)           Requisite Power and Authority. The Lender has all requisite power and authority to execute and deliver the Agreement and the Transaction Documents, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  All action on such Lender’s part necessary for the execution and delivery of the Agreement, the consummation of the transactions contemplated hereby and the performance of all obligations of such Lender hereunder as of each Closing has been or will be effectively taken prior to each Closing.  The Agreement has been or will be duly executed and delivered by such Lender.  The Agreement (assuming due execution and delivery by the Company) creates legal, valid and binding obligations of the Lender, except as may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

(b)           Investment Intent; Authority.  This Agreement is made with the Lender in reliance upon the Lender’s representations to the Company, evidenced by Lender’s execution of this Agreement, that the Lender is acquiring the Notes for investment purposes only, for the Lender’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.  The Lender has the full right, power, authority and capacity to enter into and perform this Agreement.

(c)           Disclosure of Information.  The Lender represents that it has conducted its own due diligence investigation of the Company, that it has had an opportunity to ask questions and receive answers from the Company regarding the Transaction Documents and the business, prospects and financial condition of the Company.

(d)           Securities Not Registered.  The Lender is an “accredited investor,” as that term is defined in Rule 501 of Regulation D of the 1933 Act.  The Lender understands that, in reliance upon the representations and warranties made by the Lender herein, the Securities are not being registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act or being qualified under applicable state securities laws, but instead are being offered and sold under an exemption or exemptions therefrom.  The Lender acknowledges and understands that resale of the Lender’s Securities may be restricted indefinitely unless they are subsequently registered under the 1933 Act and qualified under applicable state securities laws or an exemption from such registration and such qualification is available.

(e)           No Transfer.  The Lender covenants not to dispose of any of the Lender’s Securities other than in conjunction with an effective registration statement under the 1933 Act or in compliance with Rule 144 promulgated under the 1933 Act or pursuant to another exemption from registration or to an entity affiliated with the Lender and other than in compliance with the applicable securities regulations laws of any state.

(f)           Knowledge and Experience.  The Lender has (i) a preexisting personal or business relationship with the Company and the other officers and/or directors of the Company sufficient to make the Lender aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors, (ii) such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities, and (ii) the ability to bear the economic risks of the Lender’s prospective investment including the potential loss of the entire investment.

(g)           No Broker and Advertisement.  The Lender (i) has not employed any broker or finder or incurred any liability for any brokerage or finders’ fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement, and (iii) has not been offered any of the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, the Internet, or any seminar or meeting whose attendees have been invited by any such media.

7.          Restrictions on Transferability of Securities; Compliance with Securities Act.

(a)           Restrictions on Transferability.  None of the Securities will be sold, assigned, transferred or pledged except upon the conditions specified in this section, which conditions are intended to ensure compliance with the 1933 Act.  The Lender will cause any proposed Lender, assignee, transferee, or pledgee of any of the Lender’s Securities to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this section.

(b)           Restrictive Legend.  Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (collectively the “Restricted Securities”), will (unless otherwise permitted by the provisions of this section) be stamped or otherwise imprinted with a legend required under applicable state securities laws and a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

The Lender consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this section.

(c)           Notice of Proposed Transfers.  The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this section.  Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than a transfer not involving a change in beneficial ownership), unless there is in effect a registration statement under the Securities Act covering the proposed transfer or unless the Restricted Securities may be transferred pursuant to Rule 144 or Rule 144A under the 1933 Act, the holder thereof will give written notice to the Company of such holder’s intention to effect such transfer, manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and will be accompanied, at such holder’s expense by either (a) an unqualified written opinion of legal counsel reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the 1933 Act, or (b) a “no action” letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the SEC staff that action be taken with respect thereto, whereupon the holder of such Restricted Securities will be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company.  Each certificate evidencing the Restricted Securities transferred as above provided will bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in this section, except that such certificate will not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the 1933 Act.

8.          Indemnification.  The Lender agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, and the Company’s officers, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of any misrepresentation or breach of any warranty or covenant made by the Lender herein, or in any document provided by the Lender to the Company in connection with the Lender’s investment in the Securities.  The Lender further agrees that the provisions of this Section will survive the sale, transfer or any attempted sale or transfer of all or a portion of the Securities.

9.           Registration Rights.

(a)           The Company shall prepare and file with the SEC a registration statement with respect to the common stock underlying the Warrants (the “Registrable Securities”) within sixty (60) days after the Subsequent Closing and use its best efforts to effect the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Registrable Securities with 120 days (or such earlier date as may be practicable) after the Closing (the “Registration Statement”).  Such registration shall cover the resale of all of the Registrable Securities for an offering to be made on a continuous basis.  There will be no demand registration rights.

(i)           At least 45 days prior to filing the Registration Statement, the Company shall give written notice of the registration to the Lender; and

(ii)           use its best efforts to effect such registration as soon as practicable as would permit or facilitate the sale and distribution of all of such Registrable Securities and to keep such Registration Statement effective until such time as, in the opinion of Company counsel, all of the shares then underlying the Warrants would, upon exercise of the Warrants, be freely tradable pursuant to Rule 144. Such Registration Statement will include a Plan of Distribution in the form of Schedule 1 hereto.

(b)           Piggy Back- Registration.  The Company agrees that the Lender will be entitled to “piggy back” registration rights on the Registrable Securities on all registration statements of the Company, subject to the right, however, of the Company and its underwriters to reduce the number of shares proposed to be registered on a pro rata basis, if, in the opinion of the underwriter, market conditions warrant the reduction, as further detailed below.  As such, if at any time prior to the effectiveness of a Registration Statement filed under Section 9(a), the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration on Form S-8 (or a similar or successor form) relating solely to employee stock option, stock purchase or other employee benefit plans, or (ii) a registration on Form S-4 (or similar or successor form) relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act, the Company will:

(i)            promptly give to the Lender written notice thereof; and

(ii)           include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after mailing of written notice by the Company, by the Lender except as set forth in Section 9(c) below.

(c)           Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Lender as a part of the written notice given pursuant to this Section 9.  In such event the right of the Lender to registration pursuant to Section 9 shall be conditioned upon the Lender’s participation in such underwriting and the inclusion of the Lender’s Registrable Securities in the underwriting to the extent provided herein.

 Notwithstanding any other provision of this Section 9, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to existing registration rights granted by the Company; provided, however, that no such reduction may reduce the number of securities being sold by the Company for its own account.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

If the Lender disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

If the underwriter has not limited the number of shares to be underwritten for the Company’s account and the account of the Lender, the Company may include securities for the account of employees, officers, directors and consultants.

(d)           Expenses.  The Company will pay all expenses associated with each registration. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and auditors) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with a Company filing, with respect to any filing that may be required to be made by any broker through which Crestview intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of Crestview or any legal fees or other costs of Crestview.

(e)           Effectiveness.

(i)             If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) 10 Trading Days (as defined below) after the SEC shall have informed the Company that no review of the Registration Statement will be made or (ii) the 90th day after the Subsequent Closing (the 135th day if the Registration Statement is reviewed by the SEC), (B) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated under the 1933 Act, within four Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or not be subject to further review, (C) prior to the date that the Registration Statement is declared effective, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within 20 Trading Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (D) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of Crestview to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to Crestview, as liquidated damages and not as a penalty, in an amount equal to $10,000 for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”) up to a maximum amount equal to $100,000.  Such payments shall be made to Crestview in cash.  For purposes of this Section 9, “Trading Day(s)” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is then traded on a registered national stock exchange, a day on which the Common Stock is traded on such registered national stock exchange, or (c) if the Common Stock is not traded on the OTC Bulletin Board or a registered national stock exchange, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) or (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(ii)           For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus (as defined below) included in any registration contemplated by this Section 9 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify Crestview in writing of the existence of (but in no event, without the prior written consent of Crestview, shall the Company disclose to Crestview any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise Crestview in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use reasonable best efforts to terminate an Allowed Delay as promptly as practicable.  For purposes of this Section 9, “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated or deemed incorporated by reference in such prospectus.

(f)           Company Obligations. The Company shall:

(i)           Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement continuously effective for the period specified in this Section 9 and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby.

(ii)           Provide copies to and permit counsel designated by Crestview to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Trading Days prior to their filing with the SEC.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Crestview shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five Trading Days after Crestview has been so furnished copies of a Registration Statement or one Trading Day after Crestview has been so furnished copies of any related Prospectus or amendments or supplements thereto.

(iii)           Furnish to Crestview’ legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Trading Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Crestview may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Crestview that are covered by the related Registration Statement.

(iv)           Use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment.

(v)           Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with Crestview and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by Crestview and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 9(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 9(f), or (iii) file a general consent to service of process in any such jurisdiction.

(vi)           Use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

(vii)           Notify Crestview of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that any and all of such information shall remain confidential to Crestview until such information otherwise becomes public, unless disclosure by Crestview is required by law; provided, further, that notwithstanding Crestview’s agreement to keep such information confidential, Crestview makes no acknowledgement that any such information is material, non-public information.

(viii)           Otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 9(f)(viii), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(ix)           With a view to making available to Crestview the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit Crestview to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to Crestview upon request, as long as Crestview owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail Crestview of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(x)            If requested by Crestview, cooperate with Crestview to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Crestview may request.

(xi)           Upon the occurrence of any event contemplated by Section 9(f)(vii), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies Crestview in accordance with clauses (iii) through (vi) of Section 9(f)(vii) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Crestview shall suspend use of such Prospectus.  The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 9(f)(xi) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 9(e)(i), for a period not to exceed 45 calendar days (which need not be consecutive days) in any 12 month period.

(xii)          Comply with all applicable rules and regulations of the SEC.

(xiii)           The Company shall effect a filing with respect to the public offering contemplated by each Registration Statement (an “Issuer Filing”) with the Financial Industry Regulatory Authority. (“FINRA”) Corporate Financing Department pursuant to FINRA Rule 5110 within one Trading Day of the date that the Registration Statement is first filed with the SEC and pay the filing fee required by such Issuer Filing.  The Company shall use reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement as described in the plan of distribution attached hereto as Schedule 1.

(g)           The Company shall not disclose material nonpublic information to Crestview, or to advisors to or representatives of Crestview, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides Crestview, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and Crestview wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

(h)           Obligations of Crestview.

(i)             Crestview shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such information as the Company may reasonably request.  At least five (5) Trading Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Crestview of the information the Company requires from Crestview.  Crestview shall provide such information to the Company at least two (2) Trading Days prior to the first anticipated filing date of such Registration Statement.

(ii)            Crestview, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Crestview has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(iii)           Crestview agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 9(e)(ii), or (ii) the happening of an event pursuant to Section 9(f)(vii) hereof, Crestview will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until Crestview’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, Crestview shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in Crestview’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(i)            Indemnification.

(i)             Indemnification by the Company.  The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless Crestview, the officers, directors, members, managers, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other persons with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each person who controls any Crestview (within the meaning of Section 15 of the 1933 act or Section 20 of the 1934 Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other persons with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling person, to the fullest extent permitted by applicable law, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Crestview’s behalf and will reimburse Crestview, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Crestview or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(ii)            Indemnification by Crestview.  Crestview agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Crestview to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of Crestview be greater in amount than the dollar amount of the proceeds (net of all expense paid by Crestview in connection with any claim relating to this Section 9 and the amount of any damages Crestview has otherwise been required to pay by reason of such untrue statement or omission) received by Crestview upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation, net of reasonable and customary sales commissions incurred in connection with the sale of the Registrable Securities.

(iii)           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(iv)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 9 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation, net of reasonable and customary sales commissions incurred in connection with the sale of the Registrable Securities.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(j)            Transfer of Rights.  The rights under this Section 9 may be transferred to any party to whom or which any of the Warrants are transferred provided such party undertakes in writing to be bound by the terms of this Section 9 applicable to the Lender.

10.                       Miscellaneous.

(a)           Entire Agreement.  This Agreement together with the Transaction Documents constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

(b)           Waivers and Amendments.  This Agreement may be amended or modified, and the rights of the Company or the Lender hereunder may only be waived, upon the written consent of the Company and the Lender.

(c)           Lender Rights.  The Lender will have the absolute right to exercise or to refrain from exercising any right the Lender has under this Agreement, including the right to consent to an amendment, waiver or modification of any of such documents.

(d)           Governing Law; Venue.  This Agreement and the related Transaction Documents will be governed by and construed in accordance with the laws of the State of Nevada as applied to residents of that state entering into contracts wholly to be performed in that state, without regards to conflicts of laws principles.  The Lender hereby agrees that any suit, action, or proceeding arising out of or relating to the Agreement and the Note, any amendments or any replacements hereof, and any transactions or agreements relating hereto will be brought in the courts of, or the Federal courts in, the State of Nevada, County of Washoe, and the Lender hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Lender agrees that service of process on the Lender in such suit, action or proceeding may be made in the same way as is prescribed by this Agreement for other notices.  The Lender hereby waives, and agrees not to assert against the Company or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that the Agreement, the Note, or any amendments or any replacements hereof may not be enforced in or by such courts.  Venue for such actions as set forth above is intended to be inclusive.

(e)           Notices.  Any notice, request or other communication required or permitted hereunder will be in writing and will be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery or sent by facsimile, addressed (i) if to Lender, at the address set forth on the signature page hereof or such other address as it has furnished to the Company in writing in accordance with this subsection, or (ii) if to Company, at the address set forth on the signature page hereof or such other address as it has furnished to the Lender in writing in accordance with this subsection.  A notice will be deemed effectively given, (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

(f)           Survival of Warranties. The warranties, representations and covenants of the Company and the Lender contained in or made pursuant to this Agreement will survive the execution and delivery of this Agreement and each Closing, and will continue as long as any Notes or Warrants are outstanding or issuable.

(g)           Expenses.  Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Transaction Documents.

(h)           Validity.  If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(i)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(j)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will be deemed to constitute one instrument.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

COMPANY: Golden Phoenix Minerals, Inc., a Nevada corporation
/s/ David Caldwell By: David Caldwell, Chief Executive Officer Address for Notice: 1675 East Prater Way, Suite 102 Sparks, Nevada 89434
LENDER: Crestview Capital Master, LLC, a Delaware limited liability company By: Crestview Capital Partners, LLC (Sole Manager)

/s/ Stewart Flink
By: Stewart Flink
Address for Notice: 95 Revere Drive, Suite A Northbrook, Illinois 60062

Confidential

EXHIBIT A

BRIDGE NOTE

1

Confidential

BRIDGE LOAN SECURED PROMISSORY NOTE

$1,000,000	Made as of February 6, 2009

For value received, Golden Phoenix Minerals, Inc., a Nevada corporation (“Maker”) HEREBY PROMISES TO PAY to the order of Crestview Capital Master, LLC, a Delaware limited liability company (“Holder”), the principal sum of One Million Dollars ($1,000,000) (the “Principal Amount”) together with simple interest on the unpaid Principal Amount at a rate equal to the Wall Street Journal Prime Rate plus two percent (2.00%), computed on the date hereof and thereafter on the first day of each calendar quarter and payable pursuant to the terms of this Note (the “Interest Rate”).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.           SECURITY AGREEMENT. Maker’s obligations under this Note are secured by a security interest in certain Collateral granted by Maker to the original Holder of this Note pursuant to the terms of a certain First Amended and Restated Security Agreement by and between Maker and Holder, dated the date hereof (“Security Agreement”) and attached hereto as Exhibit A, which agreement is incorporated herein by reference, and by a certain Deed of Trust and Mortgage (“Mortgage”) by and between Maker and Holder and attached hereto as Exhibit B, which Mortgage is incorporated herein by reference.  As used herein, “Collateral” means any property of Maker now existing or hereafter acquired which may at any time be or become subject to a security interest in favor of Holder securing the payment and performance of Maker’s obligations under this Note and as more specifically described in the Security Agreement.

2.           PAYMENT TERMS.

(a)           Subject to Sections 2(b) and 2(c) below, the Principal Amount, together with any unpaid accrued interest thereon, shall be due and payable by Maker to Holder on the earlier of (i)  November 6, 2009 (the “Maturity Date,” which is a date that is nine (9) months from the date of the Subsequent Closing as that term is defined in the Bridge Loan and Debt Restructuring Agreement by and between Maker and Holder, dated the date hereof (the “Agreement”); (ii) within two business days after the Maker’s entering into a joint venture with respect to, or any sale or transfer to a third party pursuant to which there is a transfer of, the ownership or the rights to exploit the mineral assets of Maker’s gold mining property known as Mineral Ridge; or (iii) the date on which such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below), at the principal offices of the Holder or by mail to the address of the registered holder of this Note in lawful money of the United States, except to the extent this Note (or a portion hereof) shall have been previously prepaid pursuant to Section 4 hereof.

(b)           On the date that the Principal Amount, together with any unpaid accrued interest thereon is due and payable, as determined above in Section 2(a) and below in Section 2(c), Holder may, at its option, reduce the required repayment by Five Hundred Thousand Dollars ($500,000) of principal owed, in consideration for the issuance of warrants to purchase Five Million (5,000,000) shares (subject to adjustment as set forth below) of the Company’s common stock, at an exercise price of $0.05 per share (subject to adjustment as set forth below) (the “Warrants”) which Warrants’ shall expire on a date that is two (2) years from the date of issuance of the Warrants, with the remaining Five Hundred Thousand Dollars ($500,000) of principal and any unpaid accrued interest immediately due and payable.  This election by Holder must be made in writing and will be deemed effectively given to Maker when given in accordance with the notice provisions of this Note as set forth in Section 12 below, and must be given no later than two (2) business days after the date that the Principal Amount, together with any unpaid accrued interest thereon is deemed due and payable, as determined above in Section 2(a) and below in Section 2(c).  Pursuant to the Agreement, the warrants may be adjusted as to the number and type of securities covered thereby and as to the exercise price.

1

(c)           The stated principal amount of this Note represents a portion of the $1,794,960 owed on the date hereof by the Maker to the Holder, the balance of which the Holder has agreed to forgive, provided that the principal and interest on this Note are paid in full when due.  In certain Events of Defaults, the Holder shall have such additional rights related to the Original Debt, as that term is defined in the Security Agreement, as set forth in Section 3 below.

3.           DEFAULT. An “Event of Default” will occur if any of the following happens and such default is not cured, unless otherwise provided in this Section 3, within a five (5) business-day period after Holder has given Maker written notice of such default:

(a)           Maker fails to make any payment when due hereunder or under any other obligations for the payment of money to Holder.

(b)           Maker breaches any material obligation to the Holder under this Note, the Security Agreement, the Mortgage, the Agreement, the Debt Restructuring Secured Promissory Note, or any Warrants or other documents issued in connection with or related to the transaction of which this Note is a part (together the “Transaction Documents”) or Maker fails to perform promptly at the time and in the manner provided in this Note.

(c)           Maker’s commencement of a case or other proceeding (i) relating to the Maker under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar laws, (ii) seeking the assignment for the benefit of creditors, or the Maker becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts; (iii) seeking the appointment of a receiver, liquidated, assignee, custodian, trustee, sequestrator (or similar official) of the Maker for all or substantially all of the Maker’s property, or (iv) seeking the winding-up or liquidation of the Maker’s affairs.

(d)           (i) An order for relief with respect to Maker is entered under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar law, or (ii) any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Maker, a receiver, trustee or liquidator of Maker, or for all or substantially all of its property, or a sequestering of all or substantially all of the property of Maker, and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) consecutive days after the date of entry thereof.

(e)           Any representation or warranty by Maker under or in connection with any of the Transaction Documents shall prove to have been incorrect in any material respect when made or deemed made.

(f)           Maker shall fail to perform or observe any other term, covenant or agreement contained herein and any such failure shall remain unremedied for a period of twenty (20) days from the occurrence thereof (unless Holder reasonably determines that such failure is not capable of remedy).

2

Upon the occurrence of any Event of Default, all Principal Amounts (and accrued but unpaid interest thereon) outstanding under this Note shall become immediately due and payable in full without further notice or demand by the Holder.  The Holder, at its option, shall have the right to demand payment of less than all of the Principal Amounts (and accrued but unpaid interest thereon) due and payable under this Note, and if the Holder demands such lesser amount, the Maker shall execute and deliver to the Holder a new Note, dated the date hereof, evidencing the right of the Holder to the balance of the Note not demanded by the Holder upon the same terms and conditions set forth herein.  As provided in the Security Agreement, in an Event of Default under Sections 3(a), (b) or (f), causing Maker to pay Holder any remaining Principal and interest accrued thereon, then, despite any subsequent cure of said Default, the Maker will issue and the Holder will accept a new Note for $794,960 plus interest from the date hereof, having a maturity date, and otherwise in the form of and as set forth in the Debt Restructuring Note of even date herewith.

4.           PREPAYMENT.  Maker may at any time, without penalty, upon at least thirty (30) days’ advance written notice to the Holder, prepay in whole or in part the unpaid balance of this Note.  All payments will first be applied to the repayment of accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

5.           OTHER PROVISIONS RELATING TO INTEREST AND CHARGES. Notwithstanding any other provision contained in this Note, or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the Interest Rate, charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate exceeding the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive Interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder.  Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

6.           NO AMENDMENT OR WAIVER EXCEPT IN WRITING.  This Note may be amended or modified only by a writing duly executed by Maker and Holder, which expressly refers to this Note and the intent of the parties so to amend this Note.  No provision of this Note will be deemed waived by Holder, unless waived in a writing executed by Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Holder, or any omission by Holder to take action with respect to any provision of this Note or the Security Agreement.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

7.           NO BENEFIT.  Nothing expressed in, or to be implied from, this Note is intended to give, or shall be construed to give, any person or entity, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note or under or by virtue of any provision herein.

8.           ATTORNEYS’ FEES.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

9.           TRANSFER.  Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without Maker’s prior written consent, which Maker may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred, in whole or in part, without the prior written consent of Maker to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Holder.  The rights and obligations of Maker and Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

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10.           GOVERNING LAW; VENUE.  This Note shall be governed by and construed under the internal laws of the State of Nevada as applied to agreements among Nevada residents or Nevada entities entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws. By accepting this Note, Holder hereby agrees that any suit, action, or proceeding arising out of or relating to the Note, any amendments or any replacements hereof, and any transactions or agreements relating hereto will be brought in the courts of, or the Federal courts in, the State of Nevada, County of Washoe, and the Holder hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Holder agrees that service of process on the Holder in such suit, action or proceeding may be made in the same way as is prescribed by this Note for other notices.  The Holder hereby waives, and agrees not to assert against the Maker or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that the Note, or any amendments or any replacements hereof may not be enforced in or by such courts.  Venue for such actions as set forth above is intended to be inclusive.

11.           HEADINGS.  The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note.  All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.           NOTICES.  Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on the signature page to this Note, or at such other address as any party or Maker may designate by giving ten (10) days’ advance written notice to all other parties.

13.           SEVERABILITY.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14.           MISCELLANEOUS.

(a)           The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

(b)           References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

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(c)           References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

(d)           Any captions and headings are for convenience of reference only and shall not affect the construction of this Note.

 [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the Maker has caused this SECURED PROMISSORY NOTE to be signed in its name as of the date first above written.

MAKER

GOLDEN PHOENIX MINERALS, INC.

By:	/s/ David A. Caldwell
Name:	David A. Caldwell
Title:	CEO
Address:	1675 E. Prater Way, Suite 102
Sparks, NV 89434

HOLDER
CRESTVIEW CAPITAL MASTER, LLC
By:	Crestview Capital Partners, LLC, its sole manager
By:	/s/ Stewart Flink
Name:	Stewart Flink
Title:	Manager
Address:	95 Revere Drive, Suite A
Northbrook, IL 60062

EXHIBIT A

SECURITY AGREEMENT

EXHIBIT B

MORTGAGE

Assessor’s Parcel Nos.  __________
Recording requested by and
when recorded return to:
Crestview Capital Master, LLC
c/o Thomas P. Erwin
Erwin & Thompson LLP
One E. Liberty Street, Suite 424
Reno, Nevada  89501

Deed of Trust, Security Agreement,
Assignment of Leases and Rents and
Fixture Filing

This Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed of Trust") is made effective February 6, 2009 (the "effective date"), by and among Golden Phoenix Minerals, Inc., a Nevada corporation (“Trustor”), 675 E. Prater Way, Suite 102, Sparks, Nevada 89434, and Cow County Title Company, a Nevada corporation (“Trustee”), P.O. Box 1608, 363 Erie Main Street, Tonopah, Nevada 89049, and Crestview Capital Master, LLC (“Beneficiary”), a Delaware limited liability company, 95 Revere Drive, Suite A, Northbrook, Illinois 60062.

Recitals

A.           Trustor and Beneficiary are parties to the certain Production Payment Purchase Agreement and Assignment dated effective June 12, 2007, and the Security Agreement dated effective June 12, 2007, securing Trustor’s repayment to Beneficiary of advances and loans made by Beneficiary to Trustor (the “Original Debt”), and Trustor and Beneficiary are parties to the certain Bridge Loan and Debt Restructuring Agreement dated as of January 30, 2009 (the “Loan Agreement”), the Secured Promissory Note in the principal amount of One Hundred Thousand Dollars ($100,000.00) made as of January 30, 2009 (the “Interim Bridge Note”), which Interim Bridge Note shall be cancelled and substituted with the Secured Promissory Note in the principal amount of One Million Dollars ($1,000,000) (the “Bridge Note”) simultaneously with execution hereof, a further Secured Promissory Note in the principal amount of One Million Dollars ($1,000,000) dated February 6, 2009 related to the restructuring of the Original Debt (the “Debt Restructuring Note”) (the Bridge Note and Debt Restructuring Note may be collectively referred to herein as the “Notes”), and the First Amended and Restated Security Agreement dated as of February 6, 2009 (the “Amended Security Agreement”), securing Trustor’s obligations under the Loan Agreement.  All documents from time to time necessary to implement the Loan Agreement and the Security Agreement, in each case as from time to time amended, supplemented, replaced or restated, will be referred to as the “Loan Documents”).

B.           In accordance with the terms of the Loan Agreement, Trustor has agreed and covenanted to execute and deliver this Deed of Trust as continuing collateral security for the payment and performance of all present and future obligations of Trustor to Beneficiary (including without limitation, at any time, the Original Debt, all principal outstanding under the Notes and the Loan Agreement, all accrued and unpaid interest thereon and all interest on accrued and unpaid interest, and all accrued and unpaid fees, expenses, costs, indemnities and other amounts payable to Beneficiary under the Notes and the Loan Agreement or any other Loan Documents) (collectively, the “Secured Obligations”).  This Deed of Trust is intended to grant to and provide Beneficiary with the liens and security interests as called for in the Loan Agreement with respect to Trustor’s present and future properties and assets.

THIS DEED OF TRUST IS GOVERNED BY THE PROVISIONS OF NRS 106.300 TO 106.400, INCLUSIVE, AND SECURES FUTURE ADVANCES TO A MAXIMUM PRINCIPAL AMOUNT OF FOUR MILLION DOLLARS ($4,000,000.00).

THIS DEED OF TRUST COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED IN THIS DEED OF TRUST AND ALSO COVERS MINERALS OR THE LIKE TO BE FINANCED AT THE MINEHEAD OF THE MINE OR MINES LOCATED ON THE REAL ESTATE DESCRIBED IN THIS DEED OF TRUST.  THIS DEED OF TRUST IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS AS, AMONG OTHER THINGS, A FINANCING STATEMENT AND A FIXTURE FILING.

In consideration of the mutual promises contained in the Loan Agreement, this Deed of Trust and the other Loan Documents, the debts and trusts described in this Deed of Trust and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, and for the purpose of securing, in such order of priority as Beneficiary may determine, payment and performance of all Secured Obligations, Trustor, in consideration of the obligations and rights of the parties, and for the purposes described in this Deed of Trust, agrees with Trustee and Beneficiary as follows:

1.           Grant of Security.  Trustor irrevocably assigns, bargains, confirms, conveys, grants, sells and transfers to Trustee in trust, with power of sale, and grants a security interest to Beneficiary in, all of the following collateral (the “Collateral”) more specifically described as follows:

1.1           All of Trustor’s present or after-acquired right, title and interest in and to the fee lands, patented mining claims, unpatented mining claims, and other real property interests described in Exhibit A attached to and by this reference made part of this Deed of Trust (collectively, the “Mineral Ridge Properties”), and any amended, relocated, renewal or replacement unpatented mining claims or leases belonging to Trustor covering lands situated within or adjacent to the Mineral Ridge Properties (collectively the “Claims”), together with all of the gold, silver, copper and other minerals, ore, concentrates, dore bar and refined metals in, on or under the Mineral Ridge Properties (collectively the “Minerals”) whether or not severed or extracted from such property (the Mineral Ridge Properties, the Claims, and the Minerals are collectively referred to in this Deed of Trust as the “Land”).

1.2           Together with (i) all the buildings, structures and improvements of every nature now or later situated on the Land; (ii) all fixtures now or later owned or leased by Trustor or in which Trustor has any interest, and all extensions, additions, accessions, improvements, betterment, renewals, substitutions, and replacements to any of the foregoing (the “Improvements”), and all of the right, title and interest of Trustor in and to any such fixtures and improvements, subject to any Permitted Encumbrances, as defined in Section 3.1, shall, to the fullest extent permitted by law, be conclusively deemed fixtures and a part of the real property encumbered; and (iii) all architect’s drawings, plans or reports, engineer’s drawings, plans or reports, surveys and other general intangibles of any nature constituting part of or relating to the Land and the Improvements.

1.3           Together with all easements, rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water resources, water rights (including, without limitation, the water rights and applications for water rights described in Exhibit A) and powers, and all appurtenances, in any way belonging, relating or appertaining to any of the property described in Sections 1.1 and 1.2 or which shall in any way belong, relate or be appurtenant to the Land or the Improvements, whether now owned or later acquired by Trustor.

1.4           Together with all the estate, right, title and interest of Trustor in and to all judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of all or any part of the property described in Sections 1.1, 1.2 and 1.3 under power of eminent domain, or for any damage (whether caused by such taking or otherwise) to all or any part of the property described in Sections 1.1, 1.2 and 1.3 or to any rights appurtenant, and all proceeds of any sales or other dispositions of all or any part of the property described in Sections 1.1, 1.2 and 1.3 (provided that the foregoing shall not be deemed to permit such dispositions except as provided in this Deed of Trust or the Loan Agreement); and Beneficiary is authorized to collect and receive said awards and proceeds and to give proper receipts and accountings for them, and (if it so elects) to apply the same toward the payment of the Secured Obligations then due and payable, notwithstanding the fact that the amount owing may not then be due and payable; and all accounts, contract rights, general intangibles, actions and insurance proceeds and unearned premiums arising from or relating to the property described in Sections 1.1, 1.2 and 1.3 and all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the property described in Sections 1.1, 1.2 and 1.3.

1.5           Together with all rents, income, maintenance fees, and other benefits to which Trustor may now or later be entitled from the property described in Sections 1.1, 1.2 and 1.3, to be applied against the Secured Obligations; provided, however, that permission is given to Trustor, so long as no Event of Default, as defined in Section 15, has occurred to collect and use such rents, income, maintenance fees and other benefits as they become due and payable, but not in advance. Upon the occurrence of any such Event of Default, the permission given to Trustor to collect such rents, income, maintenance fees and other benefits from the property described in Sections 1.1, 1.2 and 1.3 shall automatically terminate and such permission shall not be reinstated upon a cure of such Event of Default without Beneficiary's specific written consent.

Notwithstanding anything to the contrary contained in this Deed of Trust, the foregoing provisions shall constitute an absolute, unconditional and present assignment of the rents, income and other benefits from the property described in Sections 1.1, 1.2 and 1.3 above, to Beneficiary, subject, however, to the limited license given to Trustor to collect and use such rents, income and other benefits; and the existence or exercise of such right by Trustor shall not operate to subordinate this assignment to any subsequent assignment by Trustor which shall not be made without the prior written approval of Beneficiary and shall be subject to the rights of Trustee and Beneficiary.

1.6           Together with all right, title and interest of Trustor in and to all leases and subleases relating to or affecting all or any part of the property described in Sections 1.1, 1.2 and 1.3, now or later existing or entered into during the term of this Deed of Trust, including any extensions or renewals, and any and all deposits held as security under such leases and subleases, advance rentals and other deposits or payments of a similar nature, reserving unto Trustor the right to collect and use the same as well as any other statutory rights Trustor may have, except during continuance of an Event of Default, during which time Beneficiary may collect and enforce the same by any lawful means in the name of any party; provided that, in case of foreclosure sale, Trustor’s interest in any such leases and subleases then in force shall, upon expiration of Trustor's rights, pass to the purchaser at such sale, subject to election by said purchaser to terminate or enforce any of such leases or subleases.

1.7           All of Trustor’s present or after acquired right, title and interest in and to the surface or subsurface equipment, machinery, motor vehicles and other rolling stock, facilities, fixtures (as defined in accordance with applicable law) and structures, supplies, inventory and other chattels and personal property now or hereafter located in, on or under, affixed to or installed on the Lands or the Improvements or used or purchased for use by Trustor in connection with the locating, mining, production, storage and transportation, treatment, manufacture or sale of Minerals or the use or operation of the items listed above, the Land or the Improvements (collectively the “Operating Equipment”), including, without limitation, those items listed in Exhibit B attached to and by this reference made part of this Deed of Trust.

1.8           All of the accounts, contract rights (including, without limitation, all of Trustor’s right, title and interest under the agreements, contracts, licenses, and other instruments described in Exhibit C attached to and by this reference made part of this Deed of Trust (the “Material Mine Contracts”), as well as any other present or future access, joint venture, mining, operating or other agreement relating to the development or operation of the Land) and general intangibles (including, without limitation, the interest of Trustor in any company, limited liability company, joint venture or partnership formed for the purpose of developing or operating any part of the Land), rental approvals, consents, licenses and permits (to the extent a security interest may be granted in them) now or after the effective date arising from, used in connection with or relating to the locating, mining, production and storage, transportation, treatment, manufacture or sale of Minerals or for the use or operation of the Land or the Improvements.

1.9           Together with any and all further or greater estate, right, title, interest, claim and demand whatsoever of Trustor, whether now owned or later acquired in or to any of the property described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7 and 1.8 above.

1.10           Together with Trustor's rights to further encumber the property described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8 and 1.9 above for debt.

1.11           All of Trustor's claims, demands and causes of action, whether accrued before or after the effective date, for damage to the Land or the Improvements, arising from the ownership of the Land or the Improvements or the construction of improvements on the Land or the Improvements, are assigned to Beneficiary, including, but not limited to those (1) in connection with the transaction financed in whole or in part by the funds loaned to Trustor by Beneficiary; (2) against former owners of the Land or the Improvements; (3) against owners of the adjoining property; (4) against suppliers of labor, materials or services to the Land or the Improvements; (5) arising in tort or contract; and (6) for fraud or concealment of a material fact; the proceeds of any such claim, demand or cause of action shall be paid to Beneficiary who, after deducting from such payment all its expenses, including reasonable attorney's fees and costs, may apply such proceeds to the Secured Obligations or to any deficiency under this Deed of Trust or may release any moneys so received by it to Trustor as Beneficiary may elect.  After such occurrence or determination, Beneficiary, at its option, may appear in and prosecute in its own name any action or proceeding to enforce any such claim, demand or cause of action and may make any compromise or settlement of any such claim, demand or cause of action.

All of the property and rights described in Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.10 and 1.11 above, and each item of property described in those sections, collectively are referred to in this Deed of Trust as the "Property."

1.12           Trustor’s assignment and grant of a security interest in any property or right comprising part of the Property for which consent of a third party is required shall be conditioned upon Trustor obtaining such consent.  Trustor’s execution, delivery and recording of this Deed of Trust are not, and the same shall not be construed to be, Beneficiary’s assumption or exercise of the administration, control, management, operation or ownership of Trustor, Trustor’s assets, Trustor’s business or the Property, including, without limitation, any approvals, consents, licenses or permits issued to or held by Trustor.

1.13           To the extent permitted by and subject to applicable law, the lien of this Deed of Trust will automatically attach, without further act, to all after acquired fixtures and improvements which are part of the Property.

2.            Performance of the Loan Agreement, Notes and Deed of Trust.  Trustor shall fully perform, observe and comply with all provisions of the Loan Agreement, this Deed of Trust and the other Loan Documents.  Trustor will promptly pay and perform all of the Secured Obligations as and when the same become due pursuant to the terms of the Loan Documents.  All sums payable by Trustor shall be payable in immediately available funds.

3.            General Representations, Covenants and Warranties.  Trustor represents, covenants and warrants that:

3.1           Fee Title.  Trustor holds and owns good and marketable title in fee simple to the fee lands and patented mining claims which constitute part of the Property, and has all right, full power and lawful authority to mortgage and pledge the same and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy such Property in accordance with the terms of this Deed of Trust; and such Property is free and clear of all damages, claims, encumbrances, liens, royalties and security interests, except any of the foregoing disclosed by Trustor to Beneficiary and consented to in writing by Beneficiary, including mineral production royalties on the Land as represented by instruments recorded in the Office of the Recorder of Esmeralda County, Nevada, on or before the effective date (collectively, the “Permitted Encumbrances”).

3.2           Title to Unpatented Mining Claims.  Regarding the unpatented mining claims which constitute all or a portion of the Property, Trustor covenants, represents and warrants that: (a) the unpatented mining claims were properly located in accordance with applicable federal and state laws and regulations; (b) all assessment work requirements for the unpatented mining claims have been performed and all filings and recordings of proof of performance have been made properly and all federal annual unpatented mining claim maintenance and rental fees have been paid properly and timely; (c) the unpatented mining claims are in good standing, and Trustor has good title to and owns the entire undivided legal and equitable interest in the unpatented mining claims, subject to the paramount title of the United States and Permitted Encumbrances; (d) Trustor has good right and full power to assign, convey, grant and transfer the interests described in this Deed of Trust; and (e) the unpatented mining claims are free and clear of all damages, claims, encumbrances, liens, royalties and security interests, except the Permitted Encumbrances. Trustor makes no representation or warranty concerning the discovery or presence of valuable minerals on the unpatented mining claims which comprise all or a portion of the Property.

3.3           No Conflict.  Trustor covenants, represents and warrants that:  (a) Trustor’s execution and delivery of this Deed of Trust will not conflict with or result in a breach of (i) Trustor’s constituting documents; (ii) any applicable Law binding on or affecting Trustor’s properties; (iii) any contractual restriction binding on or affecting Trustor or its properties (including any Material Mine Contract); or (iv) any writ, judgment, injunction, determination or award which is binding on Trustor; (b) Trustor’s execution and delivery of this Deed of Trust will not result in, or require or permit (i) the imposition of any Lien (other than the Security) on or with respect to any properties now owned or hereafter acquired by Trustor; or (ii) the acceleration of the maturity of any Trustor’s indebtedness under any contractual provision binding on or affecting it; (c) Trustor is not aware of any actions, proceedings or suits (whether or not purportedly on behalf of Trustor) pending or threatened against or affecting Trustor or any part of the Property which have a material likelihood of being determined adversely to Trustor and, if so adversely determined, would have a material adverse effect on Trustor’s operations on and ownership of the Land; (d) Trustor has not previously assigned, conveyed, encumbered, granted, subleased or otherwise transferred any of its interest in the Property except pursuant to the royalty agreements described as Permitted Encumbrances or as described in Exhibit A; and (e) there has been no act or omission by Trustor which could result by notice or lapse of time in the abandonment, breach, default, forfeiture, relinquishment or termination of any agreement by or under which Trustor holds or owns any interest in the Property.

3.4           Maintenance of Unpatented Mining Claims. Beginning with the annual assessment work period of September 1, 2008, to September 1, 2009, and for each annual assessment work year commencing during the term of this Deed of Trust, Trustor shall perform for the benefit of the unpatented mining claims which constitute all or part of the Claims work of a type customarily deemed applicable as assessment work and of sufficient value to satisfy the annual assessment work requirements, if any, of all applicable federal, state and local laws, regulations and ordinances, and shall prepare evidence of the same in form proper for recordation and filing, and shall timely record and/or file such evidence in the appropriate federal, state and local office as required by applicable federal, state and local laws, regulations and ordinances.  If under applicable federal, state or local laws and regulations annual mining claim maintenance or rental fees are required to be paid for the unpatented mining claims which constitute all or part of the Claims, beginning with the annual assessment work year of September 1, 2008, to September 1, 2009, Trustor shall timely and properly pay the annual mining claim maintenance or rental fees, and shall execute and record or file, as applicable, proof of payment of the annual mining claim maintenance or rental fees and of Trustor’s intention to hold the unpatented mining claims which constitute all or part of the Claims.  Trustor shall perform such work, pay such fees and complete such filings and recordings as are required under applicable federal, state and local laws before the time required for completion of such acts, and shall deliver to Beneficiary proof of performance of such acts not less than fifteen (15) days before the time required for performance of such acts.

3.5           Amendment and Relocation of Unpatented Mining Claims. Except as provided in this Deed of Trust, Trustor shall not abandon any unpatented mining claims or millsites covering any material part of the Property without Beneficiary’s advance consent.  On not less than fifteen (15) days’ advance written notice to Beneficiary and Beneficiary’s advance consent, Trustor shall have the right to amend or relocate any of the unpatented mining claims and millsites which constitute part of the Claims or to locate any additional unpatented mining claims or millsites which constitute all or part of the Claims.  In such event, all such unpatented mining claims and millsites shall automatically be brought within the terms and provisions of this Deed of Trust, to the extent permitted by applicable law, and Trustor shall execute and deliver any instrument which Beneficiary reasonably requires to evidence the inclusion of such unpatented mining claims and millsites within the coverage of this Deed of Trust.

3.6           Maintenance of Lien. Trustor will maintain and preserve the lien of this Deed of Trust until all of the Secured Obligations have been paid and performed in full and Trustor shall have no further obligations in respect of the Loan Agreement or any other Loan Document.

3.7           Binding Obligations. Trustor’s obligations under this Deed of Trust are the valid and binding obligations, enforceable in accordance with their respective terms, and Trustor’s execution and delivery and performance of such obligations do not contravene any law, order, decree, rule or regulation to which Trustor is subject.

3.8           Compliance With Environmental Laws.  Except as allowed by law, since Trustor's taking of possession of the Property, the Property has not and does not, and during the term this Deed of Trust remains an encumbrance upon the Property, will not contain any chemical or other substance that is prohibited, limited or regulated by law, or that might pose a hazard to health or safety (including, but not limited to, asbestos, asbestos - containing materials, radon gas, urea formaldehyde foam insulation and polychlorinated biphenyls; or any other substance deemed to be a "hazardous material", "toxic substance", "hazardous substance", "hazardous waste" or "solid waste" (collectively "Hazardous Substances"), by the United States Environmental Protection Agency or in the Resource Conservation and Recovery Act of 1976, 42 US § 6901, et seq., ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 US  § 9601, et seq., ("CERCLA"), the Hazardous Materials Transportation Act, 49 US § 1801 et seq., the Clean Air Act, 42 USC § 7401, et seq., the Clean Water Act, 33 USC § 1251, et seq., the Safe Drinking Water Act, 21 USC § 349 and 42 USC § 201 and § 300(f), et seq., the National Environmental Policy Act of 1969, 42 USC § 4321, the Superfund Amendment and Reauthorization Act of 1986 (codified in various sections of 10 USC, 29 USC, 33 USC and 42 USC), and Title III of the Superfund Amendment and Reauthorization Act, 40 USC § 1101, et seq, Nevada Revised Statutes Chapter 40 and Chapter 459, or any and all regulations promulgated under any such law, or any and all similar or successor laws (collectively "Environmental Laws").

3.9             Indemnification. Trustor shall defend, indemnify and hold harmless Beneficiary, and Beneficiary's successors, assigns, affiliates and the respective agents, directors, employees, officers and representatives of Beneficiary and such affiliates from any and all liability of any kind for any actions, costs, damages, disbursements, expenses, judgments, liabilities, obligations, penalties or suits in any way arising from or relating to Trustor's performance or breach of its obligations under this Deed of Trust, including violation of any Environmental Laws relating to or affecting the Property or Trustor, in the manner prescribed in the Loan Agreement.

3.10           Conduct of Operations. Trustor shall cause all mining and milling operations to be done in accordance with usual mining industry practices and standards, and permit Trustee or Beneficiary, through its agents and employees, at Trustee’s expense, to enter on the Collateral for the purpose of investigating and inspecting the condition, operation and use of the Collateral (including soil and groundwater sampling and monitoring), provided, however, that Trustee or Beneficiary shall conduct such investigations and inspections in accordance with applicable provisions of the Loan Agreement and in a manner so as to minimize the disruption of Trustor’s operations on the Collateral.

3.11           Notice of Environmental Matters. Trustor shall immediately notify Beneficiary of any breach of any representation, covenant or warranty contained in this Deed of Trust pertaining to Environmental Laws and of the receipt of any knowledge or notice pertaining to any Hazardous Substance, or the release or threatened release of any Hazardous Substance, or Environmental Laws from any governmental authority or any other source or person relating in any manner to the Property.

3.12           Statutory Covenants.  The following covenants in NRS 107.030 are adopted and incorporated by reference in this Deed of Trust:  No. 3 and No. 8.

3.13           Survival of Representations and Warranties. All representations, warranties, covenants and disclosures of Trustor contained in this Deed of Trust shall survive the execution and delivery of this Deed of Trust and shall remain continuing covenants, conditions, representations and warranties of Trustor so long as any portion of the Secured Obligations remain outstanding and shall inure to the benefit of and be enforceable by any person who may acquire title pursuant to foreclosure proceedings or deed in lieu of foreclosure.

4.           Compliance with Laws. Since Trustor's taking of possession of the Property, the Property has complied in all material respects with and from the date of this Deed of Trust will continue to comply in all material respects with, all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes and all other applicable laws, rules and regulations. If Trustor receives notice from any federal, state or other governmental body that Borrower or the Property is not in compliance in any material respect with any ordinance, code, law or regulation, Trustor will immediately attempt to cure any violation and will provide Beneficiary with a copy of such notice promptly.

5.           Taxes and Impositions.

5.1           Payment of Taxes. All real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as charges for water or sewer maintenance, association dues or charges or fees levied, or charges resulting from covenants, conditions and restrictions affecting the Property which are assessed or imposed upon the Property, or become due and payable, and which create or appear to create a lien upon all or any part of the Property (all of which taxes, assessments and other governmental charges of like nature are later referred to as "Impositions"), shall be the obligation of Trustor.  Trustor shall pay or cause to be paid all Impositions, when due, before delinquency, shall file all required forms with appropriate governmental authorities when due and shall deliver to Beneficiary evidence of payment of all Impositions within fifteen (15) days of their due dates.  Notwithstanding the foregoing, Trustor shall have the right to contest or protest any such taxes and assessments.

5.2           No Joint Assessment. Trustor covenants and agrees not to suffer, permit or initiate the joint assessment of the real and personal property, or any other procedure where the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied, or charged to the Property as a single lien, or by which the Property shall be assessed, levied or charged together with any other real property owned by Trustor.

5.3           Payment of Revenue Stamps.  If, at anytime, the United States of America, the State of Nevada, any other state, or any governmental subdivision having jurisdiction, shall require internal revenue stamps to be affixed to this Deed of Trust, or other tax paid on or in connection with the execution, delivery or recording of any of the same, Trustor will pay them with any interest or other charges imposed in connection with the execution, delivery or recording.

6.           Insurance.

6.1           Required Insurance.  Trustor will keep the Property insured for the benefit of Beneficiary, with companies approved by Beneficiary, acting reasonably, and shall obtain, maintain and keep in force policies of insurance for commercial general liability and property against all risks and such other coverages and in such amounts as Trustor is obligated to obtain and maintain as prescribed in the Loan Agreement. All policies of insurance required under the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Trustor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Trustor.  The policies shall name Trustee as an additional insured.  All insurance required to be obtained and maintained by Trustor under this Deed of Trust shall be written and issued in a manner sufficient such that Trustor is not a co-insurer under any such policy.

6.2           Endorsement for Beneficiary. All policies of insurance shall have attached to them a lender's loss payable endorsement for the benefit of Beneficiary in form satisfactory to Beneficiary.  Trustor shall on Beneficiary's request furnish to Beneficiary a certificate of all policies of required insurance.  If Beneficiary consents to Trustor's provision of any of the required insurance through blanket policies carried by Trustor and covering more than one location, Trustor shall deliver to Beneficiary a certificate of insurance for each such policy describing the coverage, the limits of liability, the carrier's or insurer's name, the policy number, and the expiration date.  At least thirty (30) days before the expiration of each such policy, Trustor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment of premium and the reissuance of the policy continuing the insurance in force as required by this Deed of Trust.  Each policy shall contain a provision that the policy will not be cancelled or materially amended, which terms shall include any reduction in the scope or limits of coverage, without at least fifteen (15) days' prior written notice to Beneficiary.  If Trustor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required under this Section, Beneficiary may, but is not obligated to, procure such insurance or single-interest insurance for such risks covering Beneficiary's interest.

6.3           Payment of Premiums. Trustor will reimburse Beneficiary for any premiums paid for insurance made by Beneficiary on Trustor's default in obtaining and maintaining insurance or in assigning and delivering policies of insurance, together with interest at the rate provided in the Loan Agreement.

6.4           Use of Insurance Proceeds. So long as there is no Event of Default and subject to the provisions of Section 8.3, Trustor shall be entitled to retain and apply the proceeds of any insurance policy on the Property paid on any loss covered by such insurance policy, provided, however, that Trustor shall apply and pay the proceeds under any such insurance policy to the repair and restoration of the Property.  If there is an existing Event of Default:  (a) Beneficiary is authorized and empowered to adjust or compromise any loss under any insurance policy on the Property and to collect and receive the proceeds from any such policy; (b) each insurer under such a policy is authorized and directed to make payments in the event of loss to Beneficiary directly; (c) after deducting its expenses incurred in collection or handling, Beneficiary shall be entitled to retain and apply the proceeds of any such insurance to the payment and performance of the Secured Obligations, whether or not then due, or, if Beneficiary, in the sole discretion of Beneficiary, shall so elect, Beneficiary may hold any and all such proceeds for application to payment of the cost of restoration or release any proceeds to Trustor or whoever is represented to be the owner of the Property at that time; and (d) Beneficiary shall have no liability to Trustor for failure to collect such payments in a timely manner or otherwise.

6.5           Successor Rights to Insurance. To the extent permitted by law and the policies of insurance obtained and maintained by Trustor, in the event of a foreclosure of this Deed of Trust, the purchaser of the Property shall succeed to all the rights of Trustor, including any rights to the proceeds of insurance and to unearned premiums to the extent such proceeds and unearned premiums arise from events occurring or the passage of time after the sale on foreclosure of this Deed of Trust, in and to all policies of insurance assigned to Beneficiary.

6.6           No Beneficiary Liability for Insurance. Beneficiary shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Trustor expressly acknowledges and agrees that Trustor has full responsibility and bears all liability for such obligations.  Trustor waives any and all right to claim or recover against Beneficiary or Beneficiary's agents, employees, officers or representatives for loss of or damage to Trustor, the Property, Trustor's property or the property of others, whether or not under Trustor's control, from any cause insured against or required to be insured against under this Deed of Trust.

6.7           Delivery of Insurance Bills. If an Event of Default occurs and on Beneficiary's request, Trustor shall deliver to Beneficiary copies of all bills, statements or other documents relating to insurance premiums and evidence of payment of the insurance premiums.
6.8

7.            Condemnation. To the extent allowed under applicable law, Beneficiary shall be entitled to all compensation awards, damages, claims, rights of action, settlement and proceeds of, or on account of, any damage or taking through condemnation or arising from a conveyance in lieu of condemnation, and is authorized, at its option, to commence, appear in and prosecute in its own or Trustor's name any action or proceeding relating to any condemnation and to settle or compromise any claim asserted in any such action or proceeding.  All such compensation, awards, damages, claims, rights of action and proceeds and other payments or relief, and the right to them, are included in the Property and Beneficiary, after deducting from such proceeds and payments all of its expenses, including attorneys' fees, may release any monies so received by it to Trustor or whoever is represented to be the owner of the Property at that time, without affecting the lien of this Deed of Trust, or may apply the same in such manner as Beneficiary shall determine, to the reduction of the Secured Obligations.  Any balance of such monies then remaining shall be paid to Trustor or whoever is represented to be the owner of the Property at that time.  Trustor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action, settlements and proceeds as Beneficiary may require.  Notwithstanding any such condemnation or conveyance in lieu of condemnation, Trustor shall  continue to pay interest, computed at the rate provided in the Loan Agreement, on the entire unpaid balance of the Secured Obligations.

8.            Care of Property.

8.1           Maintenance of Property. Trustor shall preserve and maintain the Property in good condition and repair (except to the extent, if applicable, that non-compliance is expressly permitted by the Loan Agreement).  Trustor shall not permit, commit or suffer any waste, impairment or deterioration of all or any part of the Property which is inconsistent with customary mining practices in the North American mining industry, and will not take any action which will increase the risk of fire or other hazard to all or any part of the Property.  Trustor shall supply to Beneficiary, promptly upon receipt by Trustor, any report, assessment or other evaluation pertaining to the physical condition of the Property, including but not limited to the presence of any Hazardous Substance or the condition of any underground storage tank.

8.2           Removal and Destruction of Property. Except as otherwise provided in this Deed of Trust or as expressly permitted by the Loan Agreement, no part of the Property shall be removed, demolished or materially altered without the prior written consent of Beneficiary.  Trustor shall have the right, without such consent, to remove and dispose of, free from the lien of this Deed of Trust, any part of the Property, which is a fixture as from time to time may become worn out or obsolete, provided that either simultaneously with or prior to such removal, any such property necessary for the conduct of Trustor’s business at or on the Property shall be replaced with other property of equal utility and of a value at least equal to that of the replaced property when first acquired and free from any security interest of any other person, and by such removal and replacement Trustor shall be deemed to have subjected such replacement property to the lien of this Deed of Trust.

8.3           Notice of Damage to Property. If any part of the Property is lost, damaged or destroyed by fire, condemnation or any other cause, Trustor will give immediate written notice to Beneficiary and, provided that an Event of Default has not occurred, Trustor shall have the option to either:  (a) promptly restore the Property to the equivalent of its original condition; or (b) use the proceeds of any insurance policy or condemnation award to make payments towards the unpaid balance of the Secured Obligations.

8.4           Repair of Property. To the extent required under applicable laws, regulations and ordinances, no work of repair or improvement on or to the Property shall be undertaken until Trustor's plans and specifications have been approved by all governmental and regulatory agencies having jurisdiction of the Property and such agencies shall have issued governmental approvals, licenses, permits, special use permits and zoning changes or variances as required by applicable laws, regulations and ordinances.

9.            Transfer; Further Encumbrance of Property.  Except as otherwise permitted, Trustor shall not, directly or indirectly, alienate or further encumber any interest in all or any part of the Property, assign, contract to sell, convey, sell or transfer, either voluntarily or involuntarily, all or any part of the Property or any interest in it, nor shall a voluntary grant of an option, pledge, sale or other transfer or any change in the ownership or control of Trustor be effected, in each case except to the extent, if applicable, that the same is expressly permitted by the Loan Agreement.  Any such sale, conveyance, alienation, transfer, pledge, option, or encumbrance made without Beneficiary's prior written consent (and not expressly permitted by the Loan Agreement) shall be void, and shall give Beneficiary the right and option to declare any or all of the Secured Obligations to be forthwith due and payable (subject to any applicable limitation in the Loan Agreement).  The right and option of Beneficiary under this subsection to declare a default for any of the above-mentioned acts or events may be exercised at any time after the occurrence of any such act or event and Beneficiary's acceptance of one or more payments of payments payable by Trustor or performance of any of Trustor's obligations shall not constitute a waiver of Beneficiary's right and option.  Beneficiary's consent to any alienation, assignment, conveyance, disposition, encumbrance or other lien, sale or transfer or failure to exercise such right and option concerning any of the foregoing shall not be construed as a waiver of Beneficiary's right and option with regard to any subsequent transactions.  Trustor shall not, without the prior written consent of Beneficiary, further assign the rents from the Property to anyone other than Beneficiary, and any such assignment without prior express written consent of Beneficiary shall be null and void.  Trustor agrees that if the ownership of all or any part of the Property becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust and the other Loan Documents and the Secured Obligations without in any way vitiating or discharging Trustor's liability under this Deed of Trust or the other Loan Documents or the Secured Obligations.  No sale of the Property and no forbearance to any person with respect to the Deed of Trust, the other Loan Documents or the Secured Obligations and no extension to any person of the time for payment or performance of any of the Secured Obligations given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor either in whole or in part.  If Trustor leases the Property, Trustor shall cause the terms and conditions of any lease to expressly provide that the lease, and the lessee's rights under the lease, shall be subordinate and subject to Beneficiary's rights under this Deed of Trust and the lessee under any such leasehold interest shall agree and covenant that such leasehold interest is subordinate and subject to this Deed of Trust.

10.           Further Assurances. At any time and from time to time, upon Beneficiary's request, Trustor shall make, execute and deliver, or cause to be made, executed and delivered to Beneficiary, and, where appropriate, shall cause to be recorded or filed, and from time to time to be re-recorded and refiled at such time and in such offices and places as shall be deemed desirable by Beneficiary, any and all such further deeds of trust, instruments of further assurance, certificates and other documents as are reasonably necessary to effectuate, complete or perfect, or to continue and preserve the obligations of Trustor under this Deed of Trust and the lien of this Deed of Trust as a lien upon all of the Property, whether now owned or later acquired by Trustor, and unto all and every person or persons deriving any estate, right, title or interest under this Deed of Trust or the power of sale granted under this Deed of Trust.

11.           Security Agreement and Financing Statements.

11.1           Grant of Security Interest. Trustor (as Debtor) grants to Beneficiary (as Creditor and Secured Party) a security interest in the Property pursuant to the Uniform Commercial Code of the State of Nevada (NRS 104.9101 et seq.).

11.2           Financing Statements. When required under applicable law and as requested by Beneficiary, Trustor shall execute any and all such documents, including without limitation, financing statements pursuant to the Uniform Commercial Code of the State of Nevada, (NRS 104.9101 et seq.), as Beneficiary may request, to preserve and maintain the priority of the lien created by this Deed of Trust on the fixtures and improvements constituting part of the Property and the personal property described in the Exhibits attached to and by this reference incorporated in this Agreement.  Trustor authorizes and empowers Beneficiary to execute and file, on Trustor's behalf, all financing statements and refilings and continuations as Beneficiary deems necessary or advisable to create, preserve and protect the lien.  This Deed of Trust shall be deemed a security agreement as defined in said Uniform Commercial Code NRS 104.9102.1(uuu) and the remedies for any violation of the covenants, terms and conditions of the parties'  agreements shall be cumulative and (i) as prescribed in this Deed of Trust, or (ii) by general law, or (iii) as to such part of the security which is also reflected in the financing statement by the specific statutory consequences now or later enacted and specified in the Uniform Commercial Code, all at Beneficiary's sole election.

11.3           Character of Property. Trustor and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as derogating from or impairing the express declaration and intention of the parties, that the Improvements are, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital or in any list filed with Beneficiary, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time.  Similarly, the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) an award in eminent domain proceedings for a taking or for loss of value, or (3) Trustor's interest as lessor in any present or future lease or rights to income growing out of the use and occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien or by any other recorded document, but such mention in the financing statement is declared to be solely for the protection of Beneficiary in the event any court or judge shall hold, with respect to the matters stated in the foregoing clauses (1), (2) and (3) that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including but not limited to the federal government and any subdivision or entity of the federal government, must be filed in the Uniform Commercial Code records.

11.4           Fixtures. If the security agreement described above covers goods which are or are to become fixtures, then this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its recording, in accordance with NRS 104.9502.  In that connection, the addresses of Trustor as debtor and Beneficiary as secured party are as stated above, and the address of Beneficiary is also the address from which information concerning the security interest may be obtained by an interested party.

12.           Assignment of Rents. If Trustor, as a lessor, enters into any leases of the Property, the assignment contained under Section 1.5 shall be fully operative without any further action on the part of either party and specifically at any time before or after foreclosure Beneficiary shall be entitled, upon the occurrence of an Event of Default and the continuation of such Event of Default beyond any applicable cure period, to all business, rents, income and other benefits from the Property described in Sections 1.1, 1.2, 1.3 and 1.4 whether or not Beneficiary takes possession of such property.  Trustor further grants to Beneficiary the right (i) to enter upon and take possession of the Property for the purpose of collecting the rents, income and other benefits, (ii) to dispossess by the usual summary proceedings any tenant defaulting in the payment of rents to Beneficiary, (iii) to let all or any part of the Property, and (iv) to apply rent, income, maintenance fees, and other benefits, after payment of all necessary charges and expenses, on account of the Secured Obligations.  Such assignment and grant shall continue in effect until the Secured Obligations are paid and performed in full and Beneficiary shall have no further obligations in respect of the Notes and the Loan Agreement, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Trustor to the entry upon and taking possession of the Property by Beneficiary pursuant to such grant, whether or not foreclosure has been instituted.  Neither the exercise of any rights under this Section by Beneficiary nor the application of any such rents, income or other benefits to the Secured Obligations shall cure or waive any default or notice of default or invalidate any act done pursuant to this Deed of Trust or to any such notice, but shall be cumulative of all other rights and remedies.

It is understood and agreed that neither the foregoing assignment of rents and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies shall be deemed to constitute Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion of the Property, unless and until Beneficiary, in person or by agent, assumes actual possession.  The appointment of a receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of all or any part of the Property by such receiver, shall not be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion of the Property.

Trustor shall apply the rents and profits to the payment of all necessary and reasonable operating costs and expenses of the Property, debt service on the Secured Obligations, and a reasonable reserve for futures expenses, repairs and replacements for the Property, before using the rents and profits for Trustor's personal use or any other purpose not for the direct benefit of the Property.

13.           Mechanic's and Other Liens. Trustor shall not permit or suffer any mechanic's, laborer's, or materialman's statutory or other lien (other than any lien for taxes not yet due) to be created upon the Property other than Permitted Encumbrances; provided, however, that unless the nonpayment of any such mechanic's or other lien may create a forfeiture of any part of the Property, Trustor may, in good faith, by appropriate proceedings, contest the validity, applicability or amount of any assessed lien, and pending such contest, Trustor shall provide security in form and amount deemed satisfactory by Beneficiary in its reasonable discretion to be adequate to cover the payment of such lien with interest, penalties and costs.

14.           Beneficiary's Performance of Defaults. If Trustor defaults in the payment of any assessment or tax, encumbrance or other Imposition, in its obligation to furnish insurance under this Deed or Trust, or in the performance or observation of any other covenant, condition or term of this Deed of Trust or any of the other Loan Documents, to preserve its interest in the Property, Beneficiary may perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and all costs and expenses incurred or paid by Beneficiary in that connection shall become due and payable immediately.  The amounts so incurred or paid by Beneficiary, together with interest at the rate prescribed in the Loan Agreement (the “Interest Rate”) from the date incurred until paid by Trustor, shall be added to the Secured Obligations.  Beneficiary is empowered to enter and to authorize others to enter upon the Property for the purpose of performing or observing any such defaulted covenant, condition or term.

15.           Loan Agreement Default. The term "Event of Default," wherever used in this Deed of Trust, shall mean any one or more of the following events:

15.1           Loan Agreement “Event of Default.” Occurrence of a Default of Trustor’s obligations under the Loan Agreement or any other Loan Document.

15.2           Abandonment or Taking of Property. If Trustor abandons the Property or all or any part of the Property shall be damaged or taken through condemnation (which term shall include any damage or taking by any governmental authority or any other authority by the laws of the State of Nevada or the United States of America to so damage or take, and any transfer by private sale in lieu of such taking), either temporarily for a period in excess of fourteen (14) days or permanently, provided that such damage or taking materially impairs Beneficiary's security under this Deed of Trust and the proceeds, if any, from such damage or condemnation, which Trustor shall apply to the repair or restoration of the Property, are inadequate to repair or restore the Property such that Beneficiary's security is not materially impaired.

16.           Remedies; Acceleration of Maturity; Beneficiary's Power of Enforcement.

16.1         Acceleration of Indebtedness. If an Event of Default occurs, and subject to any obligations of Trustee and Beneficiary to deliver notice of an Event of Default in accordance with applicable laws and the terms of this Deed of Trust and the other Loan Documents, Beneficiary may declare any or all of the Secured Obligations to be forthwith due and payable (subject to any applicable limitation in the Loan Agreement), and upon such declaration such Secured Obligations shall immediately become due and payable without demand or notice.

16.2        Right of Foreclosure. Beneficiary shall have the following powers concerning enforcement of this Deed of Trust:

16.2.1                      Time is of the essence of this Deed of Trust.  Upon an Event of Default, Beneficiary may, at its option and in its sole and absolute discretion, deliver to Trustee written declaration of default and demand for sale and of written Notice of Breach and Election to Sell to cause the Property to be sold to satisfy Trustor's obligations, which Notice Trustee shall cause to be filed for record.  Beneficiary also may deposit with Trustee the Loan Agreement and any other documents evidencing the Secured Obligations.

16.2.2                      After the lapse of such time as may then be required by law following the recordation of the Notice of Breach and Election to Sell, the notice of sale having been given as then required by law, Trustee without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, for cash in lawful money of the United States payable at the time of sale.  Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of the Property until it shall be completed and, in every case, notice of postponement shall be given by public announcement at the time and place last appointed for the sale and from time to time Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement.  Trustee shall execute and deliver to the purchaser its deed conveying said property so sold, but without any covenant or warranty, express or implied.  The recitals in Trustee's deed of any matters or facts shall be conclusive proof of their truthfulness.  Any person, including Beneficiary, may bid at the sale.

After deducting all costs, fees and expenses of Trustee, including the cost of any evidence of title procured in connection with such sale, Trustee shall apply the proceeds of sale to the payment of all sums expended under the terms of this Deed of Trust, not then repaid, with accrued interest at the Interest Rate, and to all other Secured Obligations, and the remainder, if any, shall be paid to the persons legally entitled to the remainder.

16.2.3                      If an Event of Default occurs, Beneficiary may, either with or without entry or taking possession or otherwise, and without regard to whether or not the Secured Obligations shall be due and without prejudice to the right of Beneficiary later to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding to enforce payment and performance of any or all of the Secured Obligations or the performance of the terms of the Loan Documents or any other right; to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages on real property and to sell, as an entirety or in separate lots or parcels, the Property pursuant to the laws of the State of Nevada or under the judgment or decree of a court or courts of competent jurisdiction and Beneficiary shall be entitled to recover in any such proceeding all incidental costs and expenses, including reasonable attorneys' fees and costs (including, expressly, costs incurred for services of paralegals and for computer-assisted legal research) in such amount as shall be awarded by the court; and to pursue any other remedy available to it at law or in equity.

16.3        Uniform Commercial Code Remedies. If an Event of Default occurs, Beneficiary may exercise any or all of the remedies and rights afforded to a secured party under the Nevada Uniform Commercial Code.
16.4

17.           Beneficiary's Right to Enter and Take Possession, Operate and Apply Income. The following provisions shall prescribe Beneficiary's rights, in addition to those available at law and in equity, to take possession and operate the Property and apply income from the Property:

17.1        Possession of Property. If an Event of Default occurs, (i) Trustor, on Beneficiary's demand, shall surrender to Beneficiary the actual possession and, to the extent permitted by law, Beneficiary itself, or such officers or agents as it may appoint, may enter, and take possession of all of the Property, and may exclude Trustor and its agents and employees wholly from and may have joint access with Trustor to the books, papers and accounts of Trustor; and (ii) Trustor will pay monthly in advance to Beneficiary on Beneficiary's entry into possession, or to any receiver appointed to collect the rents, income and other benefits of the Property, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Trustor with Beneficiary's consent, and upon default in any such payment will vacate and surrender possession of such part of the Property to Beneficiary or to such receiver and, in default, Trustor may be evicted by summary proceedings or otherwise.

17.2        Beneficiary’s Action to Gain Possession. If Trustor for any reason fails to surrender or deliver the Property after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of the Property to Beneficiary or Trustee.  Trustor specifically consents to the entry of such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensations shall, until paid, be secured by the lien of this Deed of Trust and bear interest at the Interest Rate.

17.3        Beneficiary’s Property Rights. Upon every such entering upon or taking of possession, Beneficiary or Trustee may control, hold, operate, possess or use the Property, and, from time to time, conduct its business, and, from time to time, in its sole and absolute discretion:

17.3.1                      Make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements to the Property and purchase or otherwise acquire additional fixtures, personalty and other property.

17.3.2                      Insure or keep the Property insured.

17.3.3                      Manage and operate the Property and exercise all the rights and powers of Trustor in its name or otherwise with respect to the same.

17.3.4                      Enter into agreements with others to exercise the powers granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and Beneficiary or Trustee may collect and receive all the rents, income and other benefits, including those past due as well as those later accruing; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (a) the payment of rent or any other tenant charges; (b) the payment of Secured Obligations which are due and payable; (c) the deposits for taxes and assessments and insurance premiums due; (d) the cost of insurance, taxes, assessments and other proper charges upon the Property; (e) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee; and (f) any other charges or costs required to be paid by Trustor under the terms of this Deed of Trust.

17.4        Return of Property to Trustor. Beneficiary or Trustee shall surrender possession of the Property to Trustor only when all of the Secured Obligations shall have been paid and performed in full and all defaults fully cured and Beneficiary shall have no further obligations in respect of the Loan Agreement or any other Loan Document.  The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

18.           Purchase by Beneficiary. Upon any foreclosure sale, Beneficiary may bid for and purchase the Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose such property in its own absolute right without further accountability.

19.           Application of Indebtedness Toward Purchase Price. Upon any such foreclosure sale, Beneficiary may, if permitted by law, and after allowing for costs and expenses of the sale, compensation and other charges in paying the purchase price, apply any or all of the Secured Obligations, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable.

20.           Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Trustor agrees to the full extent permitted by law that if an Event of Default occurs and is existing, neither Trustor nor anyone claiming through or under it shall or will set up a claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or later in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Property or the final and absolute putting into possession, immediately after such sale, of the purchaser, and Trustor, for itself and all who may at any time claim through or under it, waives, to the full extent that it may do lawfully, the benefit of all such laws, and any and all right to have the assets, comprising the Property marshalled upon any foreclosure of the lien and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Property in part or as an entirety.

21.           Receiver. If an Event of Default occurs, Beneficiary, to the extent permitted by law, may apply to or petition a court of competent jurisdiction for the appointment of a receiver to enter upon and take possession of the Property and to collect all rents, income and other benefits and apply them as the court may direct.

22.           Suits to Protect the Property. Beneficiary shall have the power and authority, but shall have no obligation, to institute and maintain any suits or proceedings as Beneficiary may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Deed of Trust; (b) to preserve or protect its interest in the Property; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security or be otherwise prejudicial to Beneficiary's interest.

23.           Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding affecting Trustor or any guarantor, obligor, co-maker or endorser of any of Trustor's obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under this Deed of Trust, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

24.           Trustor to Pay Upon Default; Application of Monies by Beneficiary.

24.1           Collection of Indebtedness. If there is an existing Event of Default, then upon Beneficiary's demand, Trustor will pay to Beneficiary the whole of the Secured Obligations so demanded; and if Trustor fails to pay the same upon such demand, Beneficiary shall be entitled to sue for and to recover judgment against Trustor for the whole amount so due and unpaid together with costs and expenses, including without limitation, the reasonable compensation, expenses and disbursements of Beneficiary's agents, attorneys (including, expressly, costs of services of paralegals) and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Deed of Trust and the right of Beneficiary to recover such judgment shall not be affected by any taking, possession or foreclosure sale, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Deed of Trust, or the foreclosure of the lien.

24.2           Deficiency on Foreclosure. In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale towards payment of the Secured Obligations, Beneficiary shall be entitled to enforce payment from Trustor of all amounts then remaining due and unpaid and to recover judgment against Trustor for any portion remaining unpaid, with interest, to the extent permitted by law.

24.3           Nonwaiver of Lien. Trustor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Beneficiary and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Deed of Trust upon the Property or any lien, rights, powers or remedies of Beneficiary under this Deed of Trust.

24.4           Application of Funds Collected. Any monies collected or received by Beneficiary shall be applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary, and the balance remaining shall be applied to the payment of the balance of the Secured Obligations.

24.5           Application of Funds Collected to Trustor’s Obligations. If an Event of Default occurs, Beneficiary shall have the right, in its discretion, to apply sums deposited by Trustor with Beneficiary for the payment of taxes and assessments, insurance premiums, and any other amounts to the payment of the Secured Obligations.

25.           Delay or Omission No Waiver. No delay or omission of Trustee or Beneficiary or any holder of the Secured Obligations to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence. Every right, power and remedy given to Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary.

26.           No Waiver of One Default to Affect Another. No waiver of any Event of Default shall extend to or affect any subsequent or any other Event of Default.  If Beneficiary grants forbearance or any extension of time for the payment of any Secured Obligations, takes other or additional security for the payments, waives or does not exercise any right granted in the Loan Agreement, this Deed of Trust or any other Loan Document, releases any part of the Property from the lien of this Deed of Trust or any other Loan Document, consents to the filing of any map, plat or replat of the land, consents to the granting of any easement on the land, or makes or consents to any agreement changing the terms of this Deed of Trust or subordinating the lien or any change of this Deed of Trust, no such act or omission shall release, discharge, modify, change or affect the original liability under the Loan Agreement, this Deed of Trust or otherwise of Trustor, or any subsequent purchaser of the Property or any maker, obligor, co-signor, surety or guarantor.  No such act or omission shall preclude Beneficiary from exercising any right, power or privilege granted to Beneficiary or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien of this Deed of Trust be altered except to the extent of any release.  In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Beneficiary without notice to any person, firm or corporation, is authorized and empowered to deal with any vendee or transferee with reference to the Property or the Secured Obligations, or with reference to any of the terms or conditions of this Deed of Trust, as fully and to the same extent as it might deal with the original parties and without in any way releasing or discharging any of Trustor's liabilities or undertakings.

27.           Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary proceeds to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise and such proceedings are discontinued or abandoned for any reason, or such proceedings result in a final determination adverse to Beneficiary, then and in every such case, Trustor and Beneficiary shall be restored to their former positions and rights, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had been taken.

28.           Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by the Loan Agreement, this Deed of Trust or any other Loan Document or otherwise executed in connection with the Secured Obligations is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent to any other right, power and remedy now or later existing at law or in equity or given under the Loan Agreement, this Deed of Trust or any other Loan Document.

29.           Interest After Event of Default. If an Event of Default occurs, all sums outstanding and unpaid under the Loan Agreement, this Deed of Trust and the other Loan Documents shall bear interest at the Interest Rate.  In such event, any deferred interest provision contained in the Loan Documents shall be inoperative, and interest at the Interest Rate shall be currently fully payable.

30.           Foreclosure; Expense of Litigation. If foreclosure is made by Trustee, reasonable attorneys' fees for services and costs incurred (including, expressly, costs of services of paralegals) in the supervision of said foreclosure proceeding shall be allowed by Trustee as part of the foreclosure costs.  In the event of foreclosure of the lien, there shall be allowed and included as additional Secured Obligations, all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for reasonable attorneys' fees (including, expressly, costs of services of paralegals), appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Trustee's sale guarantees and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had the true condition of the title to or the value of the Property.  All such expenditures and expenses and such expenses and fees as may be incurred in the protection of said premises and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust, the Loan Documents or the Property, including probate and bankruptcy proceedings, or in the preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest at the Interest Rate, and shall be secured by this Deed of Trust.

31.           Deficiency Judgments. If, after foreclosure of this Deed of Trust or Trustee's sale under this Deed of Trust, there shall remain any deficiency with respect to any of the Secured Obligations, and Beneficiary institutes any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the Interest Rate before and after the entry of any judgment.  In addition, Beneficiary and Trustee shall be entitled to recovery of their costs in connection with such proceedings, including their reasonable attorneys' fees (including, expressly, costs of services of paralegals).  This provision shall survive any foreclosure or sale of the Property or the extinguishment of the lien.

32.           Legal Representatives, Successors and Assigns. Except as otherwise prohibited by the terms of this Deed of Trust, whenever one of the parties is named in this Deed of Trust, the successors and assigns of such party shall be included and all covenants, agreements, terms, provisions and conditions contained in this Deed of Trust, by or on behalf of Trustor, Trustee or Beneficiary shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.  In the event Trustor is composed of more than one party, the obligations arising under this Deed of Trust are the joint and several obligations of each such party.

33.           Notices.  Any and all notices or other communications required or permitted pursuant to this Deed of Trust shall be in writing and shall be personally delivered by courier or telecopied to the addressee at the address referred to below, in which case such notice or other communication shall conclusively be deemed to have been given to the addressee on the day upon which it was delivered or received by telecopy if delivered or received prior to the relevant time on such day (or on the next Business Day if received after the relevant time or if received on a day that is not a Business Day).  For this purpose, the "relevant time" shall be 3:00 p.m. (local time).  The addresses referred to above for Trustor and Beneficiary are as follows:

Trustor:	Golden Phoenix Minerals, Inc.
675 E. Prater Way, Suite 102,
Sparks, Nevada 89434

Beneficiary:	Crestview Capital Master, LLC
95 Revere Drive, Suite A
Northbrook, Illinois 60062

with a copy to:	Edmond M. Coller, Esq.
Ferber Chan Essner & Coller, LLP
530 Fifth Avenue, 23 Fl
New York, NY 10036

Each party may change its address for service by written notice, given in the manner provided above, to the other parties and such change shall be effective upon the date the notice shall be deemed to be received.

34.           Headings; Construction. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part of this Deed of Trust, and shall not limit or expand or otherwise affect any of the terms.  Wherever the context so requires, words used in the singular may be read in the plural, words used in the plural may be read in the singular, words importing the neuter shall include the masculine and feminine genders, words importing the feminine gender shall include the masculine and the neuter, and words importing the masculine gender shall include the feminine and the neuter.

35.           Severability. In the event that any of the covenants, agreements, terms or provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained therein shall in no way be prejudiced or disturbed.

36.           Modification. Neither this Deed of Trust, nor any of its terms, may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  Any agreement later made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.  Whenever a power of attorney is conferred upon Beneficiary, it is understood and agreed that such power is conferred with full power of substitution and Beneficiary may elect in its sole discretion to exercise such power itself or to delegate all or any part of such power to one or more sub-agents.

37.           Governing Law; Jurisdiction; Venue.

37.1           Governing Law.  This Deed of Trust shall be governed by the State of Nevada and the applicable laws of the United States.

37.2          Submission to Jurisdiction.  Any legal action or proceeding with respect to this Deed of Trust shall be brought in the courts of the State of Nevada sitting in Goldfield, Esmeralda County, Nevada, and by execution and delivery of this Deed of Trust, each of Trustor and Beneficiary consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts.  Each of Trustor and the Beneficiary irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Deed of Trust or other document related to this Deed of Trust.  Each of Trustor and Beneficiary waives personal service of any summons, complaint or other process, which may be made by any other means permitted by the law of the State of Nevada.  Each of Trustor and Beneficiary agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

37.3           Non-Exclusive.  Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of a party to bring any action or proceeding against another party or its property in the courts of other jurisdictions to enforce any award or judgment entered by the courts described in Section 37.2.

37.4           Waiver of Right to Trial by Jury.  Each of Trustor and Beneficiary expressly waives any right to trial by jury of any claim, demand, action or cause of action arising under or in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Deed of Trust, or the transactions under this Deed of Trust, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each such party agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Deed of Trust may file an original, counterpart or a copy of this Section with any court as written evidence of the consent of the signatories to the waiver of their right to trial by jury.

38.           Required Notices. Trustor shall notify Beneficiary promptly of the occurrence of any of the following:  (a) receipt of notice from any governmental authority relating to and having a material adverse effect on the Property;  (b) any material change in the occupancy of the Property which could reasonably be expected to have a material adverse effect on the Property; (c) receipt of any notice from the holder of any other lien or security interest in the Property (which receipt of notice shall not be deemed to be approval or consent to any lien or security interest created in violation of the terms of this Deed of Trust); or (d) any actual or threatened judicial or administrative proceeding by or against or otherwise affecting Trustor’s title to the Property or the Property.

39.           Substitution of Trustee. Beneficiary, or any successor in ownership of any Secured Obligations, may from time to time, by instrument in writing, substitute a successor to any Trustee named or acting trustee, which instrument, executed by Beneficiary and duly acknowledged and recorded in the Office of the Recorder of Esmeralda County, Nevada, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall succeed to all title, estate, rights, powers and duties of Trustee.  The instrument must contain the name of the original Trustor, Trustee and Beneficiary, the book and page where this Deed of Trust is recorded and the name and address of the new trustee.

40.           Management. Trustor covenants that at all times before the payment and performance in full of the Secured Obligations, the Property shall be managed by Trustor or by a party designated by Trustor.

41.           Reconveyance. Upon written request of Beneficiary stating that all of the Secured Obligations have been paid and performed and that Beneficiary has no further obligations in respect of the Loan Agreement or any other Loan Document, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held by Trustee.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of their truthfulness.  The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."  Five years after issuance of such full reconveyance, Trustee may destroy this Deed of Trust (unless directed in such request to retain them).

42.           Attorneys' Fees. Without limiting any other provision contained in this Deed of Trust, Trustor agrees to pay all reasonable costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust or the taking of this Deed of Trust, including, without limitation, all attorneys' fees (including, expressly, costs of services of paralegals)  whether or not suit is commenced, and including specifically fees incurred in connection with any appellate, bankruptcy, deficiency, or any other litigation proceedings, all of which sums shall be secured by this Deed of Trust.  If a suit is commenced by the parties concerning enforcement of or the parties' rights and obligations under this Deed of Trust, the prevailing party in such suit shall be entitled to recover fees and costs as described in this Section.

43.           Accord and Satisfaction. No payment by Trustor or receipt by Beneficiary of a lesser amount than any payments then due shall be deemed to be other than on account of the earliest payment falling due, nor shall any endorsement or statement on any check or draft, or any memorandum or letter accompanying any check, draft or payment be deemed to be an accord and satisfaction. Beneficiary may accept any such check, draft, or payment without prejudice to Beneficiary's right to recover any balance due or pursue any other of Beneficiary's remedies.

44.           Trust Irrevocable. It is expressly agreed that the trusts created in this Deed of Trust by Trustor are irrevocable.

45.           Conflict With Loan Agreement.  In the event of any conflict between the terms of this Deed of Trust and the Loan Agreement, the terms of the Loan Agreement shall control, except in respect of the terms of this Deed of Trust governing Beneficiary’s enforcement of Trustor’s obligations under this Deed of Trust in accordance with Nevada law by foreclosure or otherwise.

Trustor has executed this Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing effective as of the day and year first above written.

Golden Phoenix Minerals, Inc.

By:	/s/ David A. Caldwell
David A. Caldwell, Chief Executive Officer

STATE OF NEVADA,	)
ss.
COUNTY OF WASHOE.	)

This Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing was acknowledged before me on February _______, 2009, by  David A. Caldwell as Chief Executive Officer of Golden Phoenix Minerals, Inc.

Notary Public

Exhibits

Exhibit A	Mineral Ridge Properties, Water Rights, and Permitted Encumbrances

Exhibit B	Operating Equipment

Exhibit C	Material Mine Contracts

Exhibit A
Description of the Land

Active Unpatented Claims - Mineral Ridge Mine
2008 Claim Filing

Claim Name	Township	Range	Section	County Book	Page	Location Date	BLM Serial Number
New Andrew V	2S	38 E	1	94(182)	502(335)	9/2/1984	324341
K-2	2S	38 E	1,2	94(192)	504(337)	9/1/1984	324343
Wedge 5	2S	38 E	1	111	330	2/4/1987	403137
Wedge 10	2S	38 E	2	111	335	2/4/1987	403412
Wedge 11	2S	38 E	2	111	338	2/4/1987	403143
Mineral Ridge 1	2S	38 E	1	113	407	7/1/1987	420478
Mineral Ridge 2	2S	38 E	1	113	408	7/1/1987	420479
Mineral Ridge 3	2S	38 E	1	113(182)	409(339)	7/1/1987	420480
DNG 1	1S	38 E	36	175	87	12/17/1993	694678
DNG 2	1,2S	38 E	36,1	175	88	12/17/1993	694679
DNG 3	1S	38 E	35	175	89	12/17/1993	694680
DNG 4	1,2S	38 E	35,36,1,2	175	90	12/17/1993	694681
DNG 9	2S	38 E	1,2	175	93	12/17/1993	694685
CDY 1	2S	38 E	8	175	96	12/17/1993	694689
CDY 2	2S	38 E	5,6	175	97	12/17/1993	694690
CDY 3	2S	38 E	6	175	98	12/17/1993	694691
CDY 4	2S	38 E	6	175	99	12/17/1993	694692
CDY 6	2S	38 E	6	175	101	12/17/1993	694694
CDY 8	2S	38 E	6	175	103	12/17/1993	694696
CDY 10	2S	38 E	6	175	105	12/17/1993	694698
CDY 11	2S	38 E	6	175	106	12/17/1993	694699
CDY 12	2S	38 E	6	175	107	12/17/1993	694700
CDY 13	2S	38 E	6	175	108	12/17/1993	694701
CDY 14	2S	38 E	6,7	175	109	12/17/1993	694702
W.W. 2	2S	38 E	32	177	81	7/15/1994	703679
MIK 2	2S	38 E	1	182	343	11/30/1995	725978
TRE 1	2S	38 E	6	182	344	11/30/1995	725979
TRE 2	2S	38 E	1,6	182	345	11/30/1995	725980
TRE 3	2S	38 E	6	182	346	11/30/1995	725981
Sue 1	2S	38 E	2	182	371	11/29/1995	725982
Sue 2	2S	38 E	2	182	372	11/29/1995	725983
Sue 3	2S	38 E	2	182	373	11/29/1995	725984
Sue 4	2S	38 E	2	182	374	11/29/1995	725985
Sue 5	2S	38 E	2	182	375	11/29/1995	725986
Sue 6	2S	38 E	1,2	182	376	11/29/1995	725987
Sue 7	2S	38 E	1,2	182	377	11/29/1995	725988
Sue 8	2S	38 E	1	182	378	11/29/1995	725989
NCY No. 1	2S	38E	11,12	182	350	11/28/1995	725989
NCY No. 2	2S	38 E	1,2,11,12	182	351	11/28/1995	725991
NCY No. 3	2S	38E	12	182	352	11/28/1995	725992
NCY No. 4	2S	38 E	1,12	182	353	11/28/1995	725993
NCY No. 5	2S	38 E	12	182	354	11/28/1995	725994
NCY No. 6	2S	38 E	12	182	355	11/28/1995	725995
NCY No. 7	2S	38 E	1,12	182	356	11/28/1995	725996
NCY No. 8	2S	38 E	12	182	357	11/28/1995	725997
NCY No. 9	2S	38 E	1,12	182	358	11/28/1995	725998
NCY No. 10	2S	38 E	12	182	359	11/28/1995	725999

NCY No. 11	2S	38 E	1,12	182	360	11/28/1995	726000
NCY No. 12	2S	38 E	1,12	182	361	11/28/1995	726001
MIK No. 1	2S	38 E	1	182	349	11/29/1995	726013
BEN #1	2S	38 E	1	184	312-313	3/29/1996	735512
BEN #2	2S	38 E	1	184	314-315	3/29/1996	735513
BEN #3	2S	38 E	1	184	316-317	3/29/1996	735514
BEN #4	2S	38 E	1,2	194	318-319	3/29/1996	735515
MR # 201	2 S	39 E	7, 8	218	209	01/23/03	846511
MR # 202	2 S	39 E	7, 8	218	210	01/23/03	846512
MR # 203	2S	39 E	7, 8	218	211	01/23/03	846513
MR # 204	2 S	39 E	8	218	212	01/23/03	846514
MR # 205	2 S	39 E	8	218	213	01/23/03	846515
MR # 206	2 S	39 E	8	218	214	01/23/03	846516
MR # 207	2 S	39 E	8	218	215	01/23/03	846517
MR # 208	2 S	39 E	5, 8	218	216	01/23/03	846518
MR # 209	2 S	39 E	5, 8	218	217	01/23/03	846519
MR # 210	2 S	39 E	7, 8	218	218	01/23/03	846520
MR # 211	2 S	39 E	7, 8	218	219	01/23/03	846521
MR # 212	2 S	39 E	7, 8	218	220	01/23/03	846522
MR # 213	2 S	39 E	5, 6, 7, 8	218	221	01/23/03	846523
MR # 214	2 S	39 E	5, 8	218	222	01/23/03	846524
MR # 215	2 S	39 E	5	218	223	01/23/03	846525
MR # 216	2 S	39 E	5	218	224	01/23/03	846526
MR # 217	2 S	39 E	7	218	225	01/31/03	846527
MR # 218	2 S	39 E	6, 7	218	226	01/31/03	846528
MR # 219	2 S	39 E	6, 7	218	227	01/31/03	846529
MR # 220	2 S	39 E	5, 6, 7	218	228	01/31/03	846530
MR # 221	2 S	39 E	5, 6	218	229	01/31/03	846531
MR # 222	2 S	39 E	5, 6	218	230	01/31/03	846532
Vulcan # 55	1 S	39 E	32	226	57	03/18/04	865616
Vulcan # 56	1 S	39 E	32	226	58	03/18/04	865617
Vulcan # 58	1 S	39 E	32,33	226	59	03/18/04	865618
Vulcan # 59	1 S	39 E	33	226	60	03/18/04	865619
Vulcan # 60	1 S	39 E	32	226	61	03/18/04	865620
Vulcan # 61	1 S	39 E	32	226	62	03/18/04	865621
Vulcan # 62	1 S	39 E	32	226	63	03/18/04	865622
Vulcan # 63	1 S	39 E	32	226	64	03/18/04	865623
Vulcan # 64	1 S	39 E	32	226	65	03/18/04	865624
Vulcan # 65	1 S	39 E	32,33	226	66	03/18/04	865625

Active Unpatented Claims - Mineral Ridge MineMary Mining Company
(subject to Mary Mining Company royalty)
2008 Claim Filing

Mark 1	1,2S	38 E	36,1	9	419	2/9/1973	89365
Mark 2	1,2S	38 E	36,1	9	420	2/9/1973	89366
Mark 3	2S	38 E	1	9	421	2/9/1973	89367
Mark 4	1,2S	38 E	36,1	9	422	2/9/1973	89368
Mark 5	1,2S	38 E	36,1	9	423	2/9/1973	89369
Mark 6	1S	38 E	36	9	424	2/9/1973	89370
Mark 7	2S	38 E	36,1	9	425	2/9/1973	89371
Mark 8	1S	38 E	36	9	426	2/9/1973	89372

Mark 9	1,2S	38,39 E	1,6,30,31	9	427	2/9/1973	89373
Mark 10	1S	38 E	36	9	428	2/9/1973	89374
Mark 11	1S	38,39 E	36,31	9	429	2/9/1973	89375
Mark 12	1S	38 E	36	9	430	2/9/1973	89376
Mark 13	1S	38,39 E	36,31	9	431	2/9/1973	89377
Mark 14	1S	38,39 E	36,31	9	432	2/9/1973	89378
Mark 15	1S	38,39 E	36,31	9	433	2/9/1973	89379
Mark 16	1S	38,39 E	36,31	9	434	2/9/1973	89380
Mark 17	1S	39 E	31	9	435	2/9/1973	89381
Mark 18	1S	38,39 E	36,31	9	436	2/9/1973	89382
Mark 19	1S	39 E	31	9	437	2/9/1973	89383
Mark 21	2S	38,39 E	1,6	9	439	2/12/1973	89385
Mark 22	1,2S	38,39 E	31,1,6	9	440	2/12/1973	89386
Mark 23	1,2S	39 E	31,6	9	441	2/12/1973	89387
Mark 24	1,2S	39 E	31,6	9	442	2/12/1973	89388
Mark 25	1S	39 E	31	9	443	2/12/1973	89389
Mark 26	1,2S	39 E	31,6	9	444	2/12/1973	89390
Mark 27	1S	39 E	31	9	445	2/12/1973	89391
Mark 28	1,2S	39 E	31,6	9	446	2/12/1973	89392
Mark 29	1S	39 E	31	9	447	2/12/1973	89393
Mark 30	1S	38 E	31	9	448	2/12/1973	89394
Mark 31	1S	38 E	31	9	449	2/12/1973	89395
Mark 32	1S	38 E	31	9	450	2/12/1973	89396
Mark 33	2S	38 E	1	9	451	2/13/1973	89397
Mark 34	2S	38 E	1	9	452	2/13/1973	89398
Mark 35	2S	38 E	1,12	9	453	2/13/1973	89399
Mark 36	2S	38 E	1	9	454	2/13/1973	89400
Mark 37	2S	38 E	1,12	9	455	2/13/1973	89401
Mark 38	2S	38 E	1,12	9	456	2/13/1973	89402
Mark 39	2S	38,39 E	1,6	9	457	2/13/1973	89403
Mark 40	2S	38,39 E	1,6	9	458	2/13/1973	89404
Mark 200	2S	38 E	1	175	85	1/23/1994	694688
T.W. No. 1	2S	39 E	6	7	453	7/14/1972	89406
Bonanza #1	2S	39 E	6	1-0	314	4/14/1960	89408
Bonanza #11	2S	39 E	6	1-0	315	4/14/1960	89409
DAN 1	2S	38 E	1	175	95	12/16/1993	694687
CDY 5	2S	38 E	6	175	100	12/17/1993	694693
CDY 7	2S	38 E	6	175	102	12/17/1993	694695
CDY 9	2S	38 E	6	175	104	12/17/1993	694697
CDY 15	2S	38 E	6	175	110	12/17/1993	694703

Patented Mining Claims
Located in Townships 1 and 2 South, Ranges 38 and 39 East, Esmeralda County, Nevada

Claim Name	Mineral Survey	Patent No.	Book	Page
Mary	64	18078	3-B	207
Elizabeth (aka "Home Steak", M.S. 63)	1927	35160	2	64
Vanderbilt Millsite	37-B	3156	M	1

Last Chance Lode	42	3311	M	32
Western Soldier Lode	43	3312	M	37
Glory Lode	44	3313	M	42
Crowning Glory Load	45	3314	M	47
Crowning Glory Lode 1st S, Ext.	46	3315	M	52
Drink Water Lode	47	3318	M	58
Valient	48	3160	M	22
New York Lode	49	3319	M	65
Chieftan Lode	50	3320	M	68
Defiance	59	24006	V	560
Sentinel	60	23857	W	86
Golden Gate	61	23858	W	88
Crown Lode	65-A	27739	W	436
Crown Millsite	65-B	27739	W	436
Blair	66	19164	V	407
Antelope Mine	1736	28005	X	23
Nevada	1738	28806	X	21
Duplex	1739	29324	X	25
Bangor	1740	29323	X	27
Manser lode	1741	31286	X	34
Brooklyn	1742	28807	X	19
Mohawk	3068	216115	3-B	202
Mohawk #1	3068	216115	3-B	202
Mowhawk #2	3068	216115	3-B	202
Savage	3068	216115	3-B	202
Oro Fino	3068	216115	3-B	202
Poor	3068	216115	3-B	202
Sapphire	3068	216115	3-B	202
Snow Drift	3068	216115	3-B	202
Ophir	3068	216115	3-B	202
Mary Extension	3068	216115	3-B	202
Summit	3068	216115	3-B	202
April	3068	216115	3-B	202
Canyon Crest	3068	216115	3-B	202
Horned Toad	3507	197172	171	33
Spider	3507	197172	171	33
Scorpion	3507	197172	171	33
Lizard	3507	197172	171	33
Cactus	3507	197172	171	33
Gnat	3507	197172	171	33
Rattlesnake	3507	197172	171	33
Pittsburg	3507	197172	171	33
Columbus	2665	71074
Frank No. 2	2665	71074
Lincoln	2665	71074
Washington	2665	71074
Oregon	2665	71074
Peorto	2665	71074
Solberry	2665	71074
Gillespy	2665	71074
Soda	2689	71074

Patented Land
Located in Townships 1 and 2 South, Ranges 38 and 39 East
Esmeralda County, Nevada

Description	Parcel Number
Silver Peak Block B, Lot 4	002-013-03
Silver Peak Block C, Lot 7	002-011-01
SE 1/4 SE1/4 Section 8, Township 2 South, Range 38 East	007-110-04	40 acres
N1/2 NW1/4 Section 17, Township 2 South, Range 38 East	007-110-04	80 acres

Water Rights

Permit Application	60034
Permit Application	60035
Permit Application	60036

Exhibit B

Operating Equipment

That certain Collateral as described in the UCC-3 Amendment to Financing Statement to be filed by Beneficiary with the Nevada Secretary of State as of even date herewith, as replicated below:

1.           To secure payment and performance of Indebtedness, including, without limitation, Indebtedness arising pursuant to that certain Bridge Loan and Debt Restructuring Agreement dated January 30, 2009 (the “Agreement”) and a First Amended and Restated Security Agreement dated January 30, 2009 (the “Security Agreement”) by and between Crestview Capital Master, LLC, a Delaware limited liability company (“Secured Party”) and Golden Phoenix Minerals, Inc., a Nevada  corporation (referred to as “Debtor” and/or “Borrower”), Debtor hereby grants to Secured Party a continuing lien on and security interest in the Collateral, whether now owned or existing or hereafter acquired or arising or in which the Borrower now has or hereafter acquires any rights, which Collateral consists of all of the Borrower’s assets, including without limitation accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, intellectual property and Intellectual Property Rights, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any collateral account, and any items in any lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of the Secured Party; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Secured Party; and (vii) proceeds of any and all of the foregoing; provided, however, that Collateral shall not include (a) any Equipment that is subject to a purchase money Lien that is a Permitted Lien in favor of any Person if the documents relating to such Lien do not permit other Liens; (b) any General Intangible or Investment Property that on January 30, 2009 was the subject of an enforceable written agreement which specifically prohibits assignment but only to the extent (A) of such prohibition and (B) that the terms and provisions of such written agreement (x) expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or (y) would cause, or allow a third party to cause, forfeiture of such property upon the granting of a security interest therein; or (c) any and all of Borrower’s assets constituting Collateral at the time such assets are contributed to and in connection with the completion of the Borrower’s formation of a joint venture with a third party in relation to the Borrower’s gold mining property known as “Mineral Ridge Property” (the “Mineral Ridge Joint Venture”) (such contributed assets collectively referred to as the “Joint Venture Collateral”) or upon the transfer or sale of the Mineral Ridge Property and/or the mining rights with respect thereto, provided that the Borrower gives the Secured Party immediate notice of such formation or transfer or sale, and in the event of a formation of the Mineral Ridge Joint Venture, provides the Secured Party with such certificates, stock powers, documents and acknowledgments from the joint venture as shall be necessary to perfect under the UCC a first priority security interest in the Borrower’s interest in the joint venture and to file a specific financing statement with respect thereto (together the “Joint Venture Equity Security”) (collectively, the “Collateral”).  In particular, and without limitation, the Collateral includes all of Debtor’s interests in, on or against minerals and mineral materials of all types, geothermal resources, oil and gas and all other hydrocarbons and mineral rights, mining claims, and other property rights relating to the foregoing (together the “Mining Property”) located in Esmeralda County, Nevada, including, without limitation, the interests described in the Schedule hereto and all accounts, income, proceeds, products and revenues from the same or the sale of the same.

2.           As used herein, the following capitalized terms used shall have the following meanings.  Terms not otherwise defined below shall have the meanings assigned to them in the Uniform Commercial Code (“UCC”) as the same may, from time to time, be in effect.

“Equipment” means all of the Borrower’s equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by the Borrower.

“General Intangibles” means all of the Borrower’s general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower’s name, and the goodwill of the Borrower’s business.

“Indebtedness” means any and all advances, debts, obligations and liabilities of the Borrower to the Secured Party, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrower with the Secured Party, and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

“Intellectual Property Rights” means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

“Inventory” means all of the Borrower’s inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located, and all minerals extracted or to be extracted from the Mining Property.

“Investment Property” means all of the Borrower’s investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, partnership interests, joint venture interests, limited liability company interests, mutual fund shares, money market shares and U.S. Government securities.

“Lien” means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

“Permitted Liens” means (i) the Security Interest (as defined in the Security Agreement), (ii) nonconsensual Liens securing Taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, which are not overdue or are being contested in good faith by appropriate proceedings, (iii) Liens incurred in the Ordinary Course of Business (A) in connection with worker’s compensation, unemployment insurance, social security and other like Laws, (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, reclamation, environmental, appeal and performance bonds an other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances of the payment of the deferred purchase price of property or (C) after such time as the Borrower has lawfully reserved sufficient number of shares of common stock to satisfy the share delivery requirements upon the exercise in full of stock purchase warrants issued pursuant to the Agreement and issuable pursuant to the terms of a promissory note from the Debtor to the Secured Party pursuant to the Agreement (the “Condition”), in connection with working capital credit facilities and operating, financing or other lease or purchase money financing not to exceed five million dollars ($5,000,000), (iv) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower’s business or operations as presently conducted, and (v) Liens in existence on January 30, 2009  and described on Exhibit C to the Security Agreement and if the Company has satisfied the Condition, , an additional Lien that may be created in the future in favor of future lenders providing project financing for purposes of the exploration and development of one or more of the Borrower’s mining properties (excluding the Mineral Ridge Gold Mine Property) not exceeding five million dollars ($5,000,000).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

3.                Provided the Condition has been met and there has been no default under any note issued pursuant to the Agreement, the Secured Party agrees to subordinate its security interest granted by the Security Agreement to the Borrower’s future lenders in an amount  not to exceed five million dollars ($5,000,000) for equipment financing and working capital credit facilities and another five million dollars ($5,000,000) for project finance for the purpose of further exploration, development, and mining operations on the Borrower’s mining properties (excluding the Mineral Ridge Gold Mine Property).  In such an event, the Secured Party agrees to execute a post-default subordination agreement and inter-creditor agreement with the Borrower’s future lenders as the Borrower may reasonably request.

4.               The Secured Party has agreed to release certain Collateral relating to the Mineral Ridge Gold Mine Property under specified circumstances and subject to the delivery of certain additional security all as set forth in and pursuant to the Agreement and the Security Agreement.

Exhibit C

Material Mine Contracts

None.

EXHIBIT B

INTERIM BRIDGE NOTE

SECURED PROMISSORY NOTE

$ 100,000	Made as of January 30, 2009

For value received, Golden Phoenix Minerals, Inc., a Nevada corporation (“Maker”) HEREBY PROMISES TO PAY to the order of Crestview Capital Master, LLC, a Delaware limited liability company (“Holder”), the principal sum of One Hundred Thousand Dollars ($100,000) (the “Principal Amount”) together with simple interest on the unpaid Principal Amount at a rate equal to the Wall Street Journal Prime Rate plus two percent (2.00%), computed on a quarterly basis beginning January 30, 2009 and payable pursuant to the terms of this Note (the “Interest Rate”).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.           THE NOTE.  The principal balance of the Note, which is outstanding and unpaid from time to time, is referred to as the “Principal Amount.”

2.           SECURITY AGREEMENT.  Maker’s obligations under this Note are secured by a security interest in certain Collateral granted by Maker to the original Holder of this Note pursuant to the terms of a certain Security Agreement between the Maker and the Holder, dated June 12, 2007 (“Security Agreement”), and attached hereto as Exhibit A, which agreement is incorporated herein by reference.  As used herein, “Collateral” means any property of Maker now existing or hereafter acquired which may at any time be or become subject to a security interest in favor of the Holder securing the payment and performance of Maker’s obligations under this Note and as more specifically described in the Security Agreement.

3.           PAYMENT TERMS.  The Principal Amount, together with any unpaid accrued interest  thereon, shall be due and payable by Maker to Holder on the earlier of (i) July 30, 2009 (the “Maturity Date,” or (ii) the date on which such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below), at the principal offices of the Holder or by mail to the address of the registered holder of this Note in lawful money of the United States, except to the extent this Note (or a portion hereof) shall have been previously prepaid pursuant to Section 6 hereof.

4.           CANCELLATION OF NOTE.  Notwithstanding Section 3 of this Note or any other provision contained herein, upon the Subsequent Closing, as that term is defined in the Bridge Loan and Debt Restructuring Agreement dated as of even date herewith between Maker and Holder (the “Agreement”), this Note will be automatically cancelled and the obligations and payments of accrued but unpaid interest and principal due to Holder pursuant to this Note shall become null and void and replaced in their entirety by a new secured promissory note as set forth in the Agreement.  Such cancellation shall be evidenced in writing as set forth in the Agreement with such writing expressly referencing this Note and the intent of the parties to cancel this Note.

5.           DEFAULT.  An “Event of Default” will occur if any of the following happens and such default is not cured, unless otherwise provided in this Section 5, within a five (5) business-day period after Holder has given Maker written notice of such default:

(a)           Maker fails to make any payment when due hereunder or under any other obligation for the payment of money to Holder.

(b)           Maker breaches any material obligation to the Holder under this Note, or Maker fails to perform promptly at the time and in the manner provided in this Note.

(c)           Maker’s commencement of a case or other proceeding (i) relating to the Maker under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar laws, (ii) seeking the assignment for the benefit of creditors, or the Maker becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts; (iii) seeking the appointment of a receiver, liquidated, assignee, custodian, trustee, sequestrator (or similar official) of the Maker for all or substantially all of the Maker’s property, or (iv) seeking the winding-up or liquidation of the Maker’s affairs.

(d)           (i) An order for relief with respect to Maker is entered under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar law, or (ii) any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Maker, a receiver, trustee or liquidator of Maker, or for all or substantially all of its property, or a sequestering of all or substantially all of the property of Maker, and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) consecutive days after the date of entry thereof.

(e)           Maker shall fail to perform or observe any other term, covenant or agreement contained herein and any such failure shall remain unremedied for a period of twenty (20) days from the occurrence thereof (unless Holder reasonably determines that such failure is not capable of remedy).

Upon the occurrence of any Event of Default, all Principal Amounts (and accrued but unpaid interest thereon) outstanding under this Note shall become immediately due and payable in full without further notice or demand by the Holder.  The Holder, at its option, shall have the right to demand payment of less than all of the Principal Amounts (and accrued but unpaid interest thereon) due and payable under this Note, and if the Holder demands such lesser amount, the Maker shall execute and deliver to the Holder a new Note, dated the date hereof, evidencing the right of the Holder to the balance of the Note not demanded by the Holder upon the same terms and conditions set forth herein.

6.           PREPAYMENT.  Maker may at any time, without penalty, upon at least thirty (30) days’ advance written notice to the Holder, prepay in whole or in part the unpaid balance of this Note.  All payments will first be applied to the repayment of accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

7.           OTHER PROVISIONS RELATING TO INTEREST AND CHARGES. Notwithstanding any other provision contained in this Note: (a) the Interest Rate, charges and the payments provided for herein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate exceeding the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with this Note an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive Interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder.  Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

8.             NO AMENDMENT OR WAIVER EXCEPT IN WRITING.  This Note may be amended or modified only by a writing duly executed by Maker and Holder, which expressly refers to this Note and the intent of the parties so to amend this Note.  No provision of this Note will be deemed waived by Holder, unless waived in a writing executed by Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Holder, or any omission by Holder to take action with respect to any provision of this Note.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

9.             NO BENEFIT.  Nothing expressed in, or to be implied from, this Note is intended to give, or shall be construed to give, any person or entity, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note or under or by virtue of any provision herein.

10.           ATTORNEYS’ FEES.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

11.           TRANSFER.  Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without Maker’s prior written consent, which Maker may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred, in whole or in part, without the prior written consent of Maker to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Holder.  The rights and obligations of Maker and Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

12.           GOVERNING LAW; VENUE.  This Note shall be governed by and construed under the internal laws of the State of Nevada as applied to agreements among Nevada residents or Nevada entities entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws. By accepting this Note, Holder hereby agrees that any suit, action, or proceeding arising out of or relating to the Note, any amendments or any replacements hereof, and any transactions or agreements relating hereto will be brought in the courts of, or the Federal courts in, the State of Nevada, County of Washoe, and the Holder hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Holder agrees that service of process on the Holder in such suit, action or proceeding may be made in the same way as is prescribed by this Note for other notices.  The Holder hereby waives, and agrees not to assert against the Maker or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that the Note, or any amendments or any replacements hereof may not be enforced in or by such courts.  Venue for such actions as set forth above is intended to be inclusive.

13.           HEADINGS.  The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note.  All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

14.           NOTICES.  Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on the signature page to this Note, or at such other address as any party or Maker may designate by giving ten (10) days’ advance written notice to all other parties.

15.           SEVERABILITY.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

16.           MISCELLANEOUS.

(a)           The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

(b)           References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

(c)           References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

(d)           Any captions and headings are for convenience of reference only and shall not affect the construction of this Note.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Maker has caused this SECURED PROMISSORY NOTE to be signed in its name as of the date first above written.

MAKER

GOLDEN PHOENIX MINERALS, INC.

By:	/s/ David A. Caldwell
Name:	David A. Caldwell
Title:	CEO
Address:	1675 E. Prater Way, Suite 102
Sparks, NV 89434

HOLDER
CRESTVIEW CAPITAL MASTER, LLC
By:	Crestview Capital Partners, LLC, its sole manager
By:	/s/ Stewart Flink
Name:	Stewart Flink
Title:	Manager
Address:	95 Revere Drive, Suite A
Northbrook, IL 60062

EXHIBIT A

SECURITY AGREEMENT

EXHIBIT C

AMENDED SECURITY AGREEMENT

FIRST AMENDED AND RESTATED
SECURITY AGREEMENT

This FIRST AMENDED AND RESTATED SECURITY AGREEMENT, dated as of February 6, 2009 (this “Agreement”), documents the amendment and restatement of the Security Agreement between Golden Phoenix Minerals, Inc., a Nevada corporation (the “Borrower”) and Crestview Capital Master, LLC, a Delaware limited liability company (the “Secured Party”), dated as of June 12, 2007 (the “Original Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned in the Original Agreement or in the Bridge Loan Agreement (defined below).  To the extent of any necessary inconsistency between the two, however, the terms and provisions of this Agreement shall control.

RECITALS

WHEREAS, the Borrower and the Secured Party have entered into a Bridge Loan and Debt Restructuring Agreement, dated as of January 30, 2009 (the “Bridge Loan Agreement”), in order to provide Borrower with an infusion of capital and to restructure the prior arrangement related to the Borrower’s indebtedness to the Secured Party (the “Original Debt”) as set forth in that certain Production Payment Purchase Agreement and Assignment, dated June 12, 2007 by and between the Borrower and the Secured Party, pursuant to the terms and subject to the conditions of the Bridge Loan Agreement;

WHEREAS, pursuant to the Bridge Loan Agreement, such Original Debt is to be released, except as to $1,000,000, in its entirety in connection with and as part of the consideration for the Secured Party’s entry into this Agreement pursuant to the terms and conditions as set forth herein and in the Bridge Loan Agreement; and

WHEREAS, the Borrower and the Secured Party have agreed that in exchange for and in consideration of a $1,000,000 capital infusion and a restructuring and contingent partial forgiveness of the Original Debt, and as required by the Bridge Loan Agreement, to among other things, secure payment of the obligations under two promissory notes representing the $1,000,000 capital infusion and $1,000,000 of the restructured Original Debt, respectively, as detailed therein, the Borrower has granted and/or hereby does grant the Secured Party a security interest in and to certain Collateral (as defined below), pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth in the Bridge Loan Agreement and any exhibits or attachments thereto and as set forth herein, the parties hereto, intending to be legally bound, hereby amend and restate the Original Agreement to read in its entirety as follows:

1.             Definitions.  All terms defined in the recitals hereto and in the Bridge Loan Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and in the Bridge Loan Agreement.  All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC.  In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

“Accounts” means all of the Borrower’s accounts, as such term is defined in the UCC, including each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other Person who subsequently transfers such Person’s interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

“Collateral” means, whether now owned or existing or hereafter acquired or arising or in which the Borrower now has or hereafter acquires any rights, all of the Borrower’s assets, including without limitation accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, intellectual property and Intellectual Property Rights, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any collateral account, and any items in any lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of the Secured Party; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Secured Party; (vii) proceeds of any and all of the foregoing; and (viii) the Mineral Ridge Property and assignments of all assignable licenses, registrations and other authorizations or notifications required to own and operate the mine located therein (as set forth in a Deed of Trust and Mortgage (“Mortgage”) delivered herewith) provided, however, that Collateral shall not include: (a) any Equipment that is subject to a purchase money Lien that is a Permitted Lien in favor of any Person if the documents relating to such Lien do not permit other Liens; (b) any General Intangible or Investment Property that, on the date hereof, is the subject of an enforceable written agreement which specifically prohibits assignment but only to the extent (A) of such prohibition and (B) that the terms and provisions of such written agreement (x) expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or (y) would cause, or allow a third party to cause, forfeiture of such property upon the granting of a security interest therein; or (c) any and all of Borrower’s assets constituting Collateral at the time such assets are contributed to and in connection with the completion of the Borrower’s formation of a joint venture with a third party in relation to the Borrower’s gold mining property known as “Mineral Ridge Property” (the “Mineral Ridge Joint Venture”) (such contributed assets collectively referred to as the “Joint Venture Collateral”) or upon the transfer or sale of the Mineral Ridge Property and/or the mining rights with respect thereto, provided that the Borrower gives the Secured Party immediate notice of such formation or transfer or sale, and in the event of a formation of the Mineral Ridge Joint Venture, provides the Secured Party with such certificates, stock powers, documents and acknowledgments from the joint venture as shall be necessary to perfect under the UCC a first priority security interest in the Borrower’s interest in the joint venture and to file a specific financing statement with respect thereto (together the “Joint Venture Equity Security”).

“Equipment” means all of the Borrower’s equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by the Borrower.

“Event of Default” has the meaning given in Section 7.

“General Intangibles” means all of the Borrower’s general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower’s name, and the goodwill of the Borrower’s business.

“Indebtedness” is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower to the Secured Party, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrower with the Secured Party, and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

“Intellectual Property Rights” means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

“Inventory” means all of the Borrower’s inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located, and all minerals extracted or to be extracted from the Mineral Ridge Mine.

“Investment Property” means all of the Borrower’s investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, partnership interests, joint venture interests, limited liability company interests, mutual fund shares, money market shares and U.S. Government securities.

“Lien” means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

“Permitted Liens” means (i) the Security Interest, (ii) nonconsensual Liens securing Taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords an other like Persons, with respect to which payments are not overdue or are being contested in good faith by appropriate proceedings, (iii) Liens incurred in the Ordinary Course of Business (A) in connection with worker’s compensation, unemployment insurance, social security and other like Laws provided no default in payment of the obligations subject to such Liens has occurred, (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, reclamation, environmental, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property or (C) at a time when the Company has lawfully reserved sufficient number of shares of Common Stock (or other securities, if applicable) to permit the exercise in full of the 23,000,000 Warrants issued to the Secured Party pursuant to the Bridge Loan Agreement and the 5,000,000 shares of Common Stock which may become issuable pursuant to Warrants provided for in a promissory note of even date herewith evidencing the Company’s obligation to repay the $1,000,000 capital infusion (the “Share Reserve Requirement”), in connection with working capital credit facilities and operating, financing or other lease or purchase money financing not to exceed five million dollars ($5,000,000), (iv) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower’s business or operations as presently conducted, and (v) Liens in existence on January 30, 2009 and described on Exhibit A hereto, and (vi) at a time when the Company has satisfied the Share Reserve Requirement, an additional Lien that may be created in the future in favor of future lenders providing project financing for purposes of the exploration and development of one or more of the Borrower’s mining properties (excluding the Mineral Ridge Property) not exceeding five million dollars ($5,000,000).

“Security Interest” has the meaning given in Section 2.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Nevada.

2.             Security Interest.  The Borrower has granted and/or hereby does grant to the Secured Party to secure the payment of the Indebtedness, a security interest in all of the Borrower’s right, title and interest in, to and under the Collateral (the “Security Interest”).

3.             Representations, Warranties and Agreements.  The Borrower hereby represents, warrants and agrees as follows:

(a)           Title.  The Borrower (i) has absolute title to each item of Collateral in existence on the date hereof, free and clear of all Liens except the Permitted Liens, (ii) will have, at the time the Borrower acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Liens, (iii) will keep all Collateral free and clear of all Liens except Permitted Liens, and (iv) will defend the Collateral against all claims or demands of all Persons other than the Secured Party and the holders of Permitted Liens. With the exception of the Joint Venture Collateral contributed to the Mineral Ridge Joint Venture, the Borrower will not sell or otherwise dispose of the Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

(b)           Chief Executive Office; Identification Number.  The Borrower’s chief executive office and principal place of business is located at the address set forth under its signature below.  The Borrower’s federal employer identification number and organization identification number is correctly set forth under its signature below.

(c)           Location of Collateral.  As of the date hereof, the tangible Collateral is located only in the states and at the address, as identified on Exhibit B attached hereto.  The Borrower will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

(d)           Changes in Name, Organizational Documents, Location.  The Borrower will not change its name, organizational or Charter Documents, or jurisdiction of organization, without the prior written consent of the Secured Party, which consent will not be unreasonably withheld, conditioned or delayed.  The Borrower will not change its business address, without prior written notice to the Secured Party.

(e)           Fixtures.  The Borrower will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein.  If any part or all of the tangible Collateral is now or will become so related to particular real estate as to be a fixture, the real estate concerned and the name of the record owner are accurately set forth in Exhibit C hereto.

(f)           Rights to Payment.  Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising, issued or assigned to the Secured Party) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Borrower’s records pertaining thereto as being obligated to pay such obligation. The Borrower will not, without the Secured Party’ consent, agree to any material modification or amendment or agree to any forbearance, release or cancellation of any such obligation, and will not, without the Secured Party’s consent, subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(g)           Commercial Tort Claims.  Promptly upon knowledge thereof, the Borrower will deliver to the Secured Party notice of any commercial tort claims it may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of the Borrower’s damages, copies of any complaint or demand letter submitted by the Borrower, and such other information as the Secured Party may request.  Upon request by the Secured Party, the Borrower will grant the Secured Party a security interest in all commercial tort claims it may have against any Person.

(h)           Miscellaneous Covenants.  The Borrower will:

(i)           keep all tangible Collateral in good repair, working order and condition, normal wear and tear and depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

(ii)           promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

(iii)           at all reasonable times, permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Borrower’s books and records pertaining to the Collateral and its business and financial condition and to send to account debtors and other obligors requests for verifications of amounts owed to the Borrower;

(iv)           keep accurate and complete records pertaining to the Collateral and pertaining to the Borrower’s business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and the Borrower’s business and financial condition as the Secured Party may from time to time reasonably request;

(v)           promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to the Borrower, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

(vi)           if the Secured Party at any time so requests (after the occurrence of an Event of Default and only so long as such Event of Default continues), promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Borrower, including, but not limited to the assignments to all of the assignable licenses, permits, registrations and other authorizations or notifications required to own and operate the mine as set forth and required in the Mortgage;

(vii)           at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any such policies containing a lender loss payable endorsement acceptable to the Secured Party;

(viii)           from time to time authorize or execute such financing statements or other instruments as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

(ix)           pay when due or reimburse the Secured Party on demand for all reasonable out-of-pocket costs of collection of any of the Indebtedness and all other reasonable out-of-pocket expenses (including in each case all reasonable attorneys’ fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Indebtedness, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

(x)           authorize, execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party’s rights under this Agreement; and

(xi)           not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

(xii)           Secured Party’s Right to Take Action.  The Borrower authorizes the Secured Party to file from time to time where permitted by law, such financing statements against collateral described as “all personal property” as the Secured Party deems necessary or useful to perfect the Security Interest.  The Borrower will not amend any financing statements in favor of the Secured Party except as permitted by law.  Further, if the Borrower at any time fails to perform or observe any agreement contained in Section 3(h), and if such failure continues for a period of ten (10) days after the Secured Party gives the Borrower written notice thereof (or, in the case of the agreements contained in clauses (vii) and (viii) of Section 3(h), immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Borrower (or, at the Secured Party’s option, in the Secured Party’s own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, the qualification and licensing of the Borrower to do business in any jurisdiction, and the procurement of repairs or transportation); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Borrower shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by the Secured Party in connection with or as a result of the Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Indebtedness. To facilitate the performance or observance by the Secured Party of such agreements of the Borrower, the Borrower hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Borrower, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 3 and Section 4.

(xiii)           Priority.  Upon due filing of all requisite financing statements, mortgages and notices regarding intellectual property, the Secured Party will have perfected first priority security interests in the Collateral, except to the extent of the Liens listed in Schedule C and then in effect.

4.             Rights of Secured Party.  At any time and from time to time, whether before or after an Event of Default, the Secured Party may take any or all of the following actions:

(a)           Account Verification.  The Secured Party may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors.

(b)           Direct Collection.  After an Event of Default and only for so long as such Event of Default continues, the Secured Party may notify any account debtor, or any other Person obligated to pay any amount due, that such chattel paper, Account, or other right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party.  At any time after the Secured Party or the Borrower gives such notice to an account debtor or other obligor (which right shall only exist after an Event of Default and for so long as such Event of Default continues), the Secured Party may (but need not), in its own name or in the Borrower’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, Account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

5.             Secured Party Covenant.  In the event the Mineral Ridge Joint Venture is completed, the Secured Party affirmatively agrees to take such steps as are reasonably necessary to release the Joint Venture Collateral from any existing security interest that may be held by the Secured Party, including but not limited to the filing of the appropriate releases and financing statement amendments with the Nevada Secretary of State, provided it has received the security interest in the Joint Venture interest of the Borrower and confirmation from the Joint Venture of its acceptance of the assignment of distributions thereon as provided for in the Bridge Loan Agreement.

6.             Assignment of Insurance.  The Borrower hereby assigns to the Secured Party, as additional security for the payment of the Indebtedness, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower under or with respect to, any and all policies of insurance covering the Collateral, and the Borrower hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party.  After the occurrence of an Event of Default and only for so long as such Event of Default continues, the Secured Party may (but need not), in its own name or in the Borrower’s name and acting in a reasonable manner, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

7.             Events of Default.  Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”):  (i) the Borrower shall fail to pay any or all of the Indebtedness when due or (if payable on demand) on demand; or (ii) the Borrower shall fail to observe or perform any covenant or agreement herein or in the Bridge Loan Agreement binding on it.

8.             Remedies upon Event of Default.  Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies after Secured Party has given Borrower written notice of its intent to take such action and only if the Borrower has not cured the Event of Default within ten (10) business days of such written notice: (i) declare all unmatured Indebtedness to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Borrower to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 11) at least ten (10) days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to the Secured Party by law or  under the Mortgage or any other agreement against the Collateral, against the Borrower or against any other Person or property.  The Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights owned by or licensed to the Borrower that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

9.             Other Personal Property.  Unless at the time the Secured Party takes possession of any tangible Collateral, or within seven days thereafter, the Borrower gives written notice to the Secured Party of the existence of any goods, papers or other property of the Borrower, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, the Secured Party shall not be responsible or liable to the Borrower for any action taken or omitted by or on behalf of the Secured Party with respect to such property.

10.           Subordination to Future Lenders. Provided the Share Reservation Requirement has been met, and no Event of Default has occurred under the Bridge Note or the Debt Restructuring Note, the Secured Party agrees to subordinate its security interest granted by the Security Agreement (but not the Mortgage) to the Company’s future lenders in an amount not to exceed five million dollars ($5,000,000) for equipment financing and working capital credit facilities and another five million dollars ($5,000,000) for project finance for the purpose of further exploration, development, and mining operations on the Company’s mining properties (excluding the Mineral Ridge Property).  Provided the Share Reservation Requirement has been met, in such an event, the Secured Party agrees to execute a subordination agreement and inter-creditor agreement with the Company’s future lenders with regard to post-default rights as the Company may reasonably request.

11.           Notices.  All notices and other communications hereunder shall be in writing and shall be given as set forth in the Bridge Loan Agreement.

12.           Miscellaneous.  This Agreement has been duly and validly authorized by all necessary corporate action.  This Agreement does not contemplate a sale of accounts, or chattel paper.

(a)           Amendment and Waiver.  This Agreement or any portion of this Agreement can only be waived, modified, amended, terminated or discharged, and the Security Interest can only be released, by an explicit and specific writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Borrower.  A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies.

(b)           Rights Cumulative.  All rights and remedies of the Secured Party hereunder and under the Mortgage and Assignment and under the Joint Venture Equity Security shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(c)           Duty of Care – Collateral. The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  The Secured Party shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

(d)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower and the Secured Party and their respective successors and assigns and shall take effect when signed by the Borrower and delivered to the Secured Party, and the Borrower waives notice of the Secured Party’s acceptance hereof.

(e)           Secured Party’s Signature.  The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement.  A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Borrower shall have the same force and effect as the original for all purposes of a financing statement.

(f)           Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Nevada.

(g)           Severability.  If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

(h)           Survival.  All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Indebtedness.

(i)           Jurisdiction and Venue.  The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Nevada, County of Washoe in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Secured Party or the Borrower in connection with this Agreement or any related documents may be venued in either the state or federal courts located in the State of Nevada, County of Washoe; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

13.           Termination.  This Agreement and the Security Interest shall terminate when all the Indebtedness then due and owing have been paid in full, at which time the Secured Party shall execute and deliver to the Borrower, all Uniform Commercial Code termination statements and similar documents which the Borrower shall reasonably request to evidence such termination.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

CRESTVIEW CAPITAL MASTER, LLC
a Delaware limited liability company

By: Crestview Capital Partners, LLC,
       its sole manager

           /s/ Stewart Flink
Name:                      Stewart Flink
Title:                                 Manager

Address:

95 Revere Drive, Suite A
Northbrook, IL 60062

GOLDEN PHOENIX MINERALS, INC. a Nevada corporation By: /s/ David A. Caldwell Name: David A. Caldwell Title: Chief Executive Officer Address: 1675 E. Prater Way, Suite 102 Sparks, NV 89434

EXHIBIT A

PERMITTED LIENS

-
Collateral described in UCC-1 Financing Statement on file with the Nevada Secretary of State in favor of Lender as it relates to that certain Security Agreement by and between the Company and Lender dated June 12, 2007.

EXHIBIT B

LOCATION OF COLLATERAL

Golden Phoenix Minerals, Inc.

Principal place of business:

1675 E. Prater Way, Suite 102
Sparks, NV 89434

Mineral Ridge Mine

Esmeralda County, NV
Section 36, T.1 S., R.38 E.
Section 31, T.1 S., R.39 E.
Section   1, T.2 S., R.38 E.
Section   6, T.2 S., R.39 E.

Silver Peak Townsite

Block B, Lot 4                                           Section 22, T.2 S., R.39 E.
Block C, Lot 7                                           Section 22, T.2 S., R.39 E.

Valcalda  Spring

40 acres                      SE1/4 SE1/4, Section   8, T.2 S., R.38 E.
80  acres                     N ½    NE ¼,  Section 17, T.2 S., R.38 E.

EXHIBIT C

LEGAL DESCRIPTION

Active Unpatented Claims - Mineral Ridge Mine
2008 Claim Filing

Claim Name	Township	Range	Section	County Book	Page	Location Date	BLM Serial Number
New Andrew V	2S	38 E	1	94(182)	502(335)	9/2/1984	324341
K-2	2S	38 E	1,2	94(192)	504(337)	9/1/1984	324343
Wedge 5	2S	38 E	1	111	330	2/4/1987	403137
Wedge 10	2S	38 E	2	111	335	2/4/1987	403412
Wedge 11	2S	38 E	2	111	338	2/4/1987	403143
Mineral Ridge 1	2S	38 E	1	113	407	7/1/1987	420478
Mineral Ridge 2	2S	38 E	1	113	408	7/1/1987	420479
Mineral Ridge 3	2S	38 E	1	113(182)	409(339)	7/1/1987	420480
DNG 1	1S	38 E	36	175	87	12/17/1993	694678
DNG 2	1,2S	38 E	36,1	175	88	12/17/1993	694679
DNG 3	1S	38 E	35	175	89	12/17/1993	694680
DNG 4	1,2S	38 E	35,36,1,2	175	90	12/17/1993	694681
DNG 9	2S	38 E	1,2	175	93	12/17/1993	694685
CDY 1	2S	38 E	8	175	96	12/17/1993	694689
CDY 2	2S	38 E	5,6	175	97	12/17/1993	694690
CDY 3	2S	38 E	6	175	98	12/17/1993	694691
CDY 4	2S	38 E	6	175	99	12/17/1993	694692
CDY 6	2S	38 E	6	175	101	12/17/1993	694694
CDY 8	2S	38 E	6	175	103	12/17/1993	694696
CDY 10	2S	38 E	6	175	105	12/17/1993	694698
CDY 11	2S	38 E	6	175	106	12/17/1993	694699
CDY 12	2S	38 E	6	175	107	12/17/1993	694700
CDY 13	2S	38 E	6	175	108	12/17/1993	694701
CDY 14	2S	38 E	6,7	175	109	12/17/1993	694702
W.W. 2	2S	38 E	32	177	81	7/15/1994	703679
MIK 2	2S	38 E	1	182	343	11/30/1995	725978
TRE 1	2S	38 E	6	182	344	11/30/1995	725979
TRE 2	2S	38 E	1,6	182	345	11/30/1995	725980
TRE 3	2S	38 E	6	182	346	11/30/1995	725981
Sue 1	2S	38 E	2	182	371	11/29/1995	725982
Sue 2	2S	38 E	2	182	372	11/29/1995	725983
Sue 3	2S	38 E	2	182	373	11/29/1995	725984
Sue 4	2S	38 E	2	182	374	11/29/1995	725985
Sue 5	2S	38 E	2	182	375	11/29/1995	725986
Sue 6	2S	38 E	1,2	182	376	11/29/1995	725987
Sue 7	2S	38 E	1,2	182	377	11/29/1995	725988
Sue 8	2S	38 E	1	182	378	11/29/1995	725989
NCY No. 1	2S	38E	11,12	182	350	11/28/1995	725989
NCY No. 2	2S	38 E	1,2,11,12	182	351	11/28/1995	725991
NCY No. 3	2S	38E	12	182	352	11/28/1995	725992
NCY No. 4	2S	38 E	1,12	182	353	11/28/1995	725993
NCY No. 5	2S	38 E	12	182	354	11/28/1995	725994
NCY No. 6	2S	38 E	12	182	355	11/28/1995	725995
NCY No. 7	2S	38 E	1,12	182	356	11/28/1995	725996

NCY No. 8	2S	38 E	12	182	357	11/28/1995	725997
NCY No. 9	2S	38 E	1,12	182	358	11/28/1995	725998
NCY No. 10	2S	38 E	12	182	359	11/28/1995	725999
NCY No. 11	2S	38 E	1,12	182	360	11/28/1995	726000
NCY No. 12	2S	38 E	1,12	182	361	11/28/1995	726001
MIK No. 1	2S	38 E	1	182	349	11/29/1995	726013
BEN #1	2S	38 E	1	184	312-313	3/29/1996	735512
BEN #2	2S	38 E	1	184	314-315	3/29/1996	735513
BEN #3	2S	38 E	1	184	316-317	3/29/1996	735514
BEN #4	2S	38 E	1,2	194	318-319	3/29/1996	735515
MR # 201	2 S	39 E	7, 8	218	209	01/23/03	846511
MR # 202	2 S	39 E	7, 8	218	210	01/23/03	846512
MR # 203	2S	39 E	7, 8	218	211	01/23/03	846513
MR # 204	2 S	39 E	8	218	212	01/23/03	846514
MR # 205	2 S	39 E	8	218	213	01/23/03	846515
MR # 206	2 S	39 E	8	218	214	01/23/03	846516
MR # 207	2 S	39 E	8	218	215	01/23/03	846517
MR # 208	2 S	39 E	5, 8	218	216	01/23/03	846518
MR # 209	2 S	39 E	5, 8	218	217	01/23/03	846519
MR # 210	2 S	39 E	7, 8	218	218	01/23/03	846520
MR # 211	2 S	39 E	7, 8	218	219	01/23/03	846521
MR # 212	2 S	39 E	7, 8	218	220	01/23/03	846522
MR # 213	2 S	39 E	5, 6, 7, 8	218	221	01/23/03	846523
MR # 214	2 S	39 E	5, 8	218	222	01/23/03	846524
MR # 215	2 S	39 E	5	218	223	01/23/03	846525
MR # 216	2 S	39 E	5	218	224	01/23/03	846526
MR # 217	2 S	39 E	7	218	225	01/31/03	846527
MR # 218	2 S	39 E	6, 7	218	226	01/31/03	846528
MR # 219	2 S	39 E	6, 7	218	227	01/31/03	846529
MR # 220	2 S	39 E	5, 6, 7	218	228	01/31/03	846530
MR # 221	2 S	39 E	5, 6	218	229	01/31/03	846531
MR # 222	2 S	39 E	5, 6	218	230	01/31/03	846532
Vulcan # 55	1 S	39 E	32	226	57	03/18/04	865616
Vulcan # 56	1 S	39 E	32	226	58	03/18/04	865617
Vulcan # 58	1 S	39 E	32,33	226	59	03/18/04	865618
Vulcan # 59	1 S	39 E	33	226	60	03/18/04	865619
Vulcan # 60	1 S	39 E	32	226	61	03/18/04	865620
Vulcan # 61	1 S	39 E	32	226	62	03/18/04	865621
Vulcan # 62	1 S	39 E	32	226	63	03/18/04	865622
Vulcan # 63	1 S	39 E	32	226	64	03/18/04	865623
Vulcan # 64	1 S	39 E	32	226	65	03/18/04	865624
Vulcan # 65	1 S	39 E	32,33	226	66	03/18/04	865625

Active Unpatented Claims - Mineral Ridge MineMary Mining Company
(subject to Mary Mining Company royalty)
2008 Claim Filing

Mark 1	1,2S	38 E	36,1	9	419	2/9/1973	89365
Mark 2	1,2S	38 E	36,1	9	420	2/9/1973	89366
Mark 3	2S	38 E	1	9	421	2/9/1973	89367
Mark 4	1,2S	38 E	36,1	9	422	2/9/1973	89368

Mark 5	1,2S	38 E	36,1	9	423	2/9/1973	89369
Mark 6	1S	38 E	36	9	424	2/9/1973	89370
Mark 7	2S	38 E	36,1	9	425	2/9/1973	89371
Mark 8	1S	38 E	36	9	426	2/9/1973	89372
Mark 9	1,2S	38,39 E	1,6,30,31	9	427	2/9/1973	89373
Mark 10	1S	38 E	36	9	428	2/9/1973	89374
Mark 11	1S	38,39 E	36,31	9	429	2/9/1973	89375
Mark 12	1S	38 E	36	9	430	2/9/1973	89376
Mark 13	1S	38,39 E	36,31	9	431	2/9/1973	89377
Mark 14	1S	38,39 E	36,31	9	432	2/9/1973	89378
Mark 15	1S	38,39 E	36,31	9	433	2/9/1973	89379
Mark 16	1S	38,39 E	36,31	9	434	2/9/1973	89380
Mark 17	1S	39 E	31	9	435	2/9/1973	89381
Mark 18	1S	38,39 E	36,31	9	436	2/9/1973	89382
Mark 19	1S	39 E	31	9	437	2/9/1973	89383
Mark 21	2S	38,39 E	1,6	9	439	2/12/1973	89385
Mark 22	1,2S	38,39 E	31,1,6	9	440	2/12/1973	89386
Mark 23	1,2S	39 E	31,6	9	441	2/12/1973	89387
Mark 24	1,2S	39 E	31,6	9	442	2/12/1973	89388
Mark 25	1S	39 E	31	9	443	2/12/1973	89389
Mark 26	1,2S	39 E	31,6	9	444	2/12/1973	89390
Mark 27	1S	39 E	31	9	445	2/12/1973	89391
Mark 28	1,2S	39 E	31,6	9	446	2/12/1973	89392
Mark 29	1S	39 E	31	9	447	2/12/1973	89393
Mark 30	1S	38 E	31	9	448	2/12/1973	89394
Mark 31	1S	38 E	31	9	449	2/12/1973	89395
Mark 32	1S	38 E	31	9	450	2/12/1973	89396
Mark 33	2S	38 E	1	9	451	2/13/1973	89397
Mark 34	2S	38 E	1	9	452	2/13/1973	89398
Mark 35	2S	38 E	1,12	9	453	2/13/1973	89399
Mark 36	2S	38 E	1	9	454	2/13/1973	89400
Mark 37	2S	38 E	1,12	9	455	2/13/1973	89401
Mark 38	2S	38 E	1,12	9	456	2/13/1973	89402
Mark 39	2S	38,39 E	1,6	9	457	2/13/1973	89403
Mark 40	2S	38,39 E	1,6	9	458	2/13/1973	89404
Mark 200	2S	38 E	1	175	85	1/23/1994	694688
T.W. No. 1	2S	39 E	6	7	453	7/14/1972	89406
Bonanza #1	2S	39 E	6	1-0	314	4/14/1960	89408
Bonanza #11	2S	39 E	6	1-0	315	4/14/1960	89409
DAN 1	2S	38 E	1	175	95	12/16/1993	694687
CDY 5	2S	38 E	6	175	100	12/17/1993	694693
CDY 7	2S	38 E	6	175	102	12/17/1993	694695
CDY 9	2S	38 E	6	175	104	12/17/1993	694697
CDY 15	2S	38 E	6	175	110	12/17/1993	694703

Patented Mining Claims
Located in Townships 1 and 2 South, Ranges 38 and 39 East, Esmeralda County, Nevada

Claim Name	Mineral Survey	Patent No.	Book	Page
Mary	64	18078	3-B	207
Elizabeth (aka "Home Steak", M.S. 63)	1927	35160	2	64
Vanderbilt Millsite	37-B	3156	M	1
Last Chance Lode	42	3311	M	32
Western Soldier Lode	43	3312	M	37
Glory Lode	44	3313	M	42
Crowning Glory Load	45	3314	M	47
Crowning Glory Lode 1st S, Ext.	46	3315	M	52
Drink Water Lode	47	3318	M	58
Valient	48	3160	M	22
New York Lode	49	3319	M	65
Chieftan Lode	50	3320	M	68
Defiance	59	24006	V	560
Sentinel	60	23857	W	86
Golden Gate	61	23858	W	88
Crown Lode	65-A	27739	W	436
Crown Millsite	65-B	27739	W	436
Blair	66	19164	V	407
Antelope Mine	1736	28005	X	23
Nevada	1738	28806	X	21
Duplex	1739	29324	X	25
Bangor	1740	29323	X	27
Manser lode	1741	31286	X	34
Brooklyn	1742	28807	X	19
Mohawk	3068	216115	3-B	202
Mohawk #1	3068	216115	3-B	202
Mowhawk #2	3068	216115	3-B	202
Savage	3068	216115	3-B	202
Oro Fino	3068	216115	3-B	202
Poor	3068	216115	3-B	202
Sapphire	3068	216115	3-B	202
Snow Drift	3068	216115	3-B	202
Ophir	3068	216115	3-B	202
Mary Extension	3068	216115	3-B	202
Summit	3068	216115	3-B	202
April	3068	216115	3-B	202
Canyon Crest	3068	216115	3-B	202
Horned Toad	3507	197172	171	33
Spider	3507	197172	171	33
Scorpion	3507	197172	171	33
Lizard	3507	197172	171	33
Cactus	3507	197172	171	33
Gnat	3507	197172	171	33
Rattlesnake	3507	197172	171	33
Pittsburg	3507	197172	171	33
Columbus	2665	71074
Frank No. 2	2665	71074
Lincoln	2665	71074
Washington	2665	71074
Oregon	2665	71074
Peorto	2665	71074
Solberry	2665	71074
Gillespy	2665	71074
Soda	2689	71074

Patented Land
Located in Townships 1 and 2 South, Ranges 38 and 39 East
Esmeralda County, Nevada

Description	Parcel Number
Silver Peak Block B, Lot 4	002-013-03
Silver Peak Block C, Lot 7	002-011-01
SE 1/4 SE1/4 Section 8, Township 2 South, Range 38 East	007-110-04	40 acres
N1/2 NW1/4 Section 17, Township 2 South, Range 38 East	007-110-04	80 acres

Water Rights

Permit Application	60034
Permit Application	60035
Permit Application	60036

EXHIBIT D

FORM OF BRIDGE WARRANTS

THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. W-C2	__________, 2009

GOLDEN PHOENIX MINERALS, INC.

WARRANT TO PURCHASE 5,000,000 SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE

For VALUE RECEIVED, CRESTVIEW CAPITAL MASTER, LLC (the “Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Golden Phoenix Minerals, Inc., a Nevada corporation (“Company”), at any time on or after ____________ 2009, and prior to 5:00 P.M., Pacific time, on _______, 2011 (the “Expiration Date”), at an exercise price equal to $0.05 per share (the exercise price in effect being herein called the “Warrant Price”), 5,000,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Bridge Loan and Debt Restructuring Agreement, dated January 30, 2009, among the Company and the Warrantholder (the “Agreement”).

Section 1.                      Registration.  The Company shall maintain books for the transfer and registration of the Warrant (the “Warrant Register”).  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.  The Company may deem and treat the registered Warrantholder as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrantholder, and for all other purposes, absent actual notice to the contrary.

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Section 2.                      Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) and the applicable state securities laws or an exemption from such registrations.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof.  Upon such surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the transferee or transferees and in the denomination or denominations specified in such instructions, and shall issue to the transferor a new Warrant evidencing the portion of this Warrant not so transferred, and this Warrant shall promptly be cancelled.  A Warrant, if properly transferred, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Section 3.                      Exercise.

(a)           Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to the Expiration Date upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Notice”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Trading Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Notice shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) Trading Days (the “Warrant Share Delivery Date”), after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder.  Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 6 of the Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

If (1) a certificate representing the Warrant Shares is not delivered to the Warrantholder within three (3) Trading Days after this Warrant shall have been so exercised by the Warrantholder and (2) prior to the time such certificate is received by the Warrantholder, the Warrantholder, or any third party on behalf of the Warrantholder or for the Warrantholder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Warrantholder (for costs incurred either directly by such Warrantholder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Warrantholder as a result of the sale to which such Buy-In relates. The Warrantholder shall provide the Company written notice indicating the amounts payable to the Warrantholder in respect of the Buy-In.

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(b)           Warrantholder’s Restrictions.  Notwithstanding any other provision herein, the Warrantholder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, such Warrantholder (together with such Warrantholder’s affiliates, and any other person or entity acting as a group together with such Warrantholder or any of such Warrantholder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Warrantholder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Warrantholder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Warrantholder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Warrantholder that the Company is not representing to such Warrantholder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Warrantholder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 3 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Warrantholder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Warrantholder, and the submission of an Exercise Notice shall be deemed to be the Warrantholder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Warrantholder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination or any liability under this Section 3(b).  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3, in determining the number of outstanding shares of Common Stock, a Warrantholder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or such similar form, as the case may be, or (y) any other written notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Warrantholder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Beneficial Ownership Limitation provisions of this Section 3 may be waived by such Warrantholder, at the election of such Warrantholder, upon not less than ten (10) days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 3 shall continue to apply.  Upon such a change by a Warrantholder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Warrantholder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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(c)           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Warrantholder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Warrantholder a new Warrant evidencing the rights of the Warrantholder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(d)           Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Warrantholder a certificate or certificates representing the Warrant Shares pursuant to Section 3(a) by the third Trading Day following the Warrant Share Delivery Date, then the Warrantholder will have the right to rescind such exercise.

(e)           Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4.                      Compliance with the Securities Act of 1933. Except as provided in the registration provisions of the Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.                      Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

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Section 6.                      Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.                      Reservation of Common Stock.  The Company hereby represents, warrants and covenants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Warrantholder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Warrantholder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Share above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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Section 8.                      Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)           If the Company shall, at any time or from time to time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution on its Common Stock in shares of Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, or (C) issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)           If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

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(c)           In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, or shall issue shares of Common Stock at a price below the Market Price (as defined below), the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, or the consideration paid for such shares, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(d)           An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)           In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

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(f)           No adjustment of the Warrant Price shall be made in an amount of less than 1% of the Warrant Price in effect at the time of adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with the adjustments so carried forward, shall amount to not less than 1% of the Warrant Price.

(g)           All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(h)           Whenever an adjustment is made pursuant to any provision of this Section 8, the Company shall promptly mail to the Warrantholder a notice setting forth a brief statement of the facts requiring such adjustment.

Section 9.                      Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.                    Extension of Expiration Date.  If the Company fails to cause any Registration Statement covering Registrable Securities to be declared effective prior to the applicable dates set forth therein, or if a Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12-month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11.                    Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12.                    Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.  In addition, the Company shall promptly give written notice to the Warrantholder at the address appearing in the records of the Company, of the occurrence of any of the events described in Section 8(a) and Section 8(b) of this Warrant.

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Section 13.                     Identity of Transfer Agent.  The Transfer Agent for the Common Stock is The Nevada Agency & Trust Company.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14.                     Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Trading Day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:
Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, NV 89434
Attn: David A. Caldwell, CEO
Fax: (775) 853-5010

With a copy to:
Bullivant Houser Bailey, PC
1415 L Street, Suite 1000
Sacramento, CA 95814
Attn: Scott E. Bartel, Esq.
Fax: (916) 930-2501

Section 15.                     Registration Rights.  The initial Warrantholder and any successor of all or a portion of this Warrant, is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the registration provisions of the Agreement.

Section 16.                     Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

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Section 17.                     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada located in Washoe County and the United States District Court for the District of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant (other than by telex or facsimile which shall be deemed improper service).  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18.                     No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 19.                     Cashless Exercise.  Notwithstanding any other provision contained herein to the contrary, from and after the date which is six (6) months from the issuance date of this Warrant and so long as the Company is required under the registration provisions of the Agreement to have effected the registration of the Warrant Shares for sale to the public pursuant to a Registration Statement, if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, but excluding the period of any delay expressly allowed according to the registration provisions of the Agreement), the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Warrant Exercise Form annexed hereto as Appendix A duly executed, at the office of the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X =	Y (A - B)
A

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Where:

X =           the number of shares of Common Stock which the Warrantholder has then requested be issued to the Warrantholder;

Y =           the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cash-less exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A =           the “Market Price” of one share of Common Stock as at the time the net issue election is made; and

B =           the Warrant Price in effect under this Warrant at the time the net issue election is made.

Section 20.                     Amendment; Waiver.  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.

Section 21.                     Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of  _____________________, 2009.

GOLDEN PHOENIX MINERALS, INC.

By:
David Caldwell
Chief Executive Officer

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APPENDIX A

GOLDEN PHOENIX MINERALS, INC.
WARRANT EXERCISE FORM

To Golden Phoenix Minerals, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
_______________________________
Address
_______________________________

_______________________________
Federal Tax ID or Social Security No.

and delivered by	(certified mail to the above address), or
(electronically (provide DWAC Instructions:_______________)), or
(other(specify):_________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended.

CHECK HERE IF NET ISSUANCE UNDER SECTION 19 OF THE WARRANT. _________
Dated: ___________________, _____

Note: The signature must correspond with	Signature:__________________________
the name of the Warrantholder as written
on the first page of the Warrant in every	__________________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	__________________________________
__________________________________
Address
__________________________________
Federal Identification or
Social Security No.

Assignee:
__________________________________
__________________________________
__________________________________

1

EXHIBIT E

DEBT RESTRUCTURING NOTE

2

Confidential

DEBT RESTRUCTURING SECURED PROMISSORY NOTE

$1,000,000	Made as of February 6, 2009

For value received, Golden Phoenix Minerals, Inc., a Nevada corporation (“Maker”) HEREBY PROMISES TO PAY to the order of Crestview Capital Master, LLC, a Delaware limited liability company (“Holder”), the principal sum of One Million Dollars ($1,000,000) (the “Principal Amount”) together with simple interest on the unpaid Principal Amount at a rate equal to the Wall Street Journal Prime Rate plus two percent (2.00%), computed on the date hereof and then on the first day of each subsequent calendar quarter and payable pursuant to the terms of this Note (the “Interest Rate”).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.           SECURITY AGREEMENT.  Maker’s obligations under this Note are secured by a security interest in certain Collateral granted by Maker to the original Holder of this Note pursuant to the terms of a certain First Amended and Restated Security Agreement by and between Maker and Holder, dated the date hereof (“Security Agreement”) and attached hereto as Exhibit A, which agreement is incorporated herein by reference, and by a certain Deed of Trust and Mortgage by and between Maker and Holder (or by a pledge of securities in lieu of said Mortgage as provided for in the Security Agreement) and attached hereto as Exhibit B, which Mortgage is incorporated by reference.  As used herein, “Collateral” means any property of Maker now existing or hereafter acquired which may at any time be or become subject to a security interest in favor of Holder securing the payment and performance of Maker’s obligations under this Note and as more specifically described in the Security Agreement.

2.           PAYMENT TERMS.  The Principal Amount, together with any unpaid accrued interest  thereon, shall be due and payable by Maker to Holder on the earlier of (i) February 6, 2011 (the “Maturity Date,” which is a date that is twenty-four (24) months from the date of the Subsequent Closing as that term is defined in the Bridge Loan and Debt Restructuring Agreement by and between Maker and Holder, dated the date hereof (the “Agreement”)) or (ii) the date on which such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below), and (iii) in such amounts and at such times as are set forth in Section 4, at the principal offices of the Holder or by mail to the address of the registered holder of this Note in lawful money of the United States, except to the extent this Note (or a portion hereof) shall have been previously prepaid pursuant to Section 4 hereof.

3.           DEFAULT.  An “Event of Default” will occur if any of the following happens and such default is not cured, unless otherwise provided in this Section 3, within a five (5) business-day period after Holder has given Maker written notice of such default:

(a)           Maker fails to make any payment when due hereunder or under any other obligation for the payment of money to Holder.

(b)           Maker completes the formation of a joint venture with a third party in relation to Maker’s gold mining property known as “Mineral Ridge” or otherwise sells or transfers Mineral Ridge and/or the mining rights with respect thereto to another person or entity, and, in the case of a joint venture, Maker does not retain an ownership interest in the joint venture, or other person or entity, as the case may be, of at least ten percent (10%).

Confidential

(c)           Maker breaches any material obligation to the Holder under this Note, the Security Agreement, the Mortgage, the Agreement, the Bridge Loan Secured Promissory Note or any Warrants or other documents issued in connection with or relating to the transaction of which this Note is a part (together the “Transaction Documents”) or Maker fails to perform promptly at the time and in the manner provided in this Note.

(d)           Maker’s commencement of a case or other proceeding (i) relating to the Maker under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar laws, (ii) seeking the assignment for the benefit of creditors, or the Maker becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts; (iii) seeking the appointment of a receiver, liquidated, assignee, custodian, trustee, sequestrator (or similar official) of the Maker for all or substantially all of the Maker’s property, or (iv) seeking the winding-up or liquidation of the Maker’s affairs.

(e)           (i) An order for relief with respect to Maker is entered under bankruptcy laws, as now or hereafter constituted, or any other applicable bankruptcy, insolvency or other similar law, or (ii) any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Maker, a receiver, trustee or liquidator of Maker, or for all or substantially all of its property, or a sequestering of all or substantially all of the property of Maker, and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) consecutive days after the date of entry thereof.

(f)           Any representation or warranty by Maker under or in connection with any of the Transaction Documents shall prove to have been incorrect in any material respect when made or deemed made.

(g)           Maker shall fail to perform or observe any other term, covenant or agreement contained herein and any such failure shall remain unremedied for a period of twenty (20) days from the occurrence thereof (unless Holder reasonably determines that such failure is not capable of remedy).

(h)           Maker shall have failed to file with the SEC, within the times provided in the registration provisions of the Agreement, one or more registration statements, amendments to registration statements or registration supplements, necessary to register the shares of Common Stock under the Warrants to purchase 23,000,000 shares of the Company’s Common Stock and the Warrants to purchase up to 5,000,000 shares of the Company’s Common Stock as provided for in the Agreement and the Bridge Loan Secured Promissory Note, respectively, or all such registrations are not effective within the prescribed time periods set forth in the Agreement.

Upon the occurrence of any Event of Default, all Principal Amounts (and accrued but unpaid interest thereon) outstanding under this Note shall become immediately due and payable in full without further notice or demand by the Holder.  The Holder, at its option, shall have the right to demand payment of less than all of the Principal Amounts (and accrued but unpaid interest thereon) due and payable under this Note, and if the Holder demands such lesser amount, the Maker shall execute and deliver to the Holder a new Note, dated the date hereof, evidencing the right of the Holder to the balance of the Note not demanded by the Holder upon the same terms and conditions set forth herein.

Confidential

4.           PREPAYMENT.

(a)           Maker may at any time, without penalty, upon at least thirty (30) days’ advance written notice to the Holder, prepay in whole or in part the unpaid balance of this Note.  All payments will first be applied to the repayment of accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

(b)           This Note shall be subject to mandatory prepayment (i) within 10 days after a sale or other disposition of Mineral Ridge to the extent of the net proceeds received by the Maker (i.e., gross proceeds less out of pocket expenses incurred in connection with the sale); and (ii) by the Maker of any distributions (in cash or in kind) from Mineral Ridge joint venture, to the extent of 50% of the amount distributed.

5.           OTHER PROVISIONS RELATING TO INTEREST AND CHARGES. Notwithstanding any other provision contained in this Note, or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the Interest Rate, charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate exceeding the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive Interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder.  Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

6.           NO AMENDMENT OR WAIVER EXCEPT IN WRITING.  This Note may be amended or modified only by a writing duly executed by Maker and Holder, which expressly refers to this Note and the intent of the parties so to amend this Note.  No provision of this Note will be deemed waived by Holder, unless waived in a writing executed by Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Holder, or any omission by Holder to take action with respect to any provision of this Note or the Security Agreement.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

7.           NO BENEFIT.  Nothing expressed in, or to be implied from, this Note is intended to give, or shall be construed to give, any person or entity, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note or under or by virtue of any provision herein.

8.           ATTORNEYS’ FEES.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

9.           TRANSFER.  Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without Maker’s prior written consent, which Maker may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred, in whole or in part, without the prior written consent of Maker to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Holder.  The rights and obligations of Maker and Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

Confidential

10.           GOVERNING LAW; VENUE.  This Note shall be governed by and construed under the internal laws of the State of Nevada as applied to agreements among Nevada residents or Nevada entities entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws. By accepting this Note, Holder hereby agrees that any suit, action, or proceeding arising out of or relating to the Note, any amendments or any replacements hereof, and any transactions or agreements relating hereto will be brought in the courts of, or the Federal courts in, the State of Nevada, County of Washoe, and the Holder hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Holder agrees that service of process on the Holder in such suit, action or proceeding may be made in the same way as is prescribed by this Note for other notices.  The Holder hereby waives, and agrees not to assert against the Maker or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that the Note, or any amendments or any replacements hereof may not be enforced in or by such courts.  Venue for such actions as set forth above is intended to be inclusive.

11.           HEADINGS.  The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note.  All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.           NOTICES.  Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on the signature page to this Note, or at such other address as any party or Maker may designate by giving ten (10) days’ advance written notice to all other parties.

13.           SEVERABILITY.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14.           MISCELLANEOUS.

(a)           The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

(b)           References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

(c)           References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

(d)           Any captions and headings are for convenience of reference only and shall not affect the construction of this Note.

Confidential

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Maker has caused this SECURED PROMISSORY NOTE to be signed in its name as of the date first above written.

MAKER

GOLDEN PHOENIX MINERALS, INC.

By:	/s/ David A. Caldwell
Name:	David A. Caldwell
Title:	CEO
Address:	1675 E. Prater Way, Suite 102
Sparks, NV 89434

HOLDER
CRESTVIEW CAPITAL MASTER, LLC
By:	Crestview Capital Partners, LLC, its sole manager
By:	/s/ Stewart Flink
Name:	Stewart Flink
Title:	Manager
Address:	95 Revere Drive, Suite A
Northbrook, IL 60062

Confidential

EXHIBIT A

SECURITY AGREEMENT

Confidential

EXHIBIT B

MORTGAGE

Confidential

EXHIBIT F

FORM OF DEBT RESTRUCTURING WARRANTS

THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. W-C1	February 6, 2009

GOLDEN PHOENIX MINERALS, INC.

WARRANT TO PURCHASE 23,000,000 SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE

For VALUE RECEIVED, CRESTVIEW CAPITAL MASTER, LLC (the “Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Golden Phoenix Minerals, Inc., a Nevada corporation (“Company”), at any time on or after February 6, 2009, and prior to 5:00 P.M., Pacific time, on February 6, 2011 (the “Expiration Date”), at an exercise price equal to $0.03 per share (the exercise price in effect being herein called the “Warrant Price”), 23,000,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Bridge Loan and Debt Restructuring Agreement, dated January 30, 2009, among the Company and the Warrantholder (the “Agreement”).

Section 1.                      Registration.  The Company shall maintain books for the transfer and registration of the Warrant (the “Warrant Register”).  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.  The Company may deem and treat the registered Warrantholder as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrantholder, and for all other purposes, absent actual notice to the contrary.

Section 2.                      Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) and the applicable state securities laws or an exemption from such registrations.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof.  Upon such surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the transferee or transferees and in the denomination or denominations specified in such instructions, and shall issue to the transferor a new Warrant evidencing the portion of this Warrant not so transferred, and this Warrant shall promptly be cancelled.  A Warrant, if properly transferred, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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Section 3.                      Exercise.

(f)           Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to the Expiration Date upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Notice”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Trading Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Notice shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) Trading Days (the “Warrant Share Delivery Date”), after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder.  Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 6 of the Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

If (1) a certificate representing the Warrant Shares is not delivered to the Warrantholder within three (3) Trading Days after this Warrant shall have been so exercised by the Warrantholder and (2) prior to the time such certificate is received by the Warrantholder, the Warrantholder, or any third party on behalf of the Warrantholder or for the Warrantholder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Warrantholder (for costs incurred either directly by such Warrantholder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Warrantholder as a result of the sale to which such Buy-In relates. The Warrantholder shall provide the Company written notice indicating the amounts payable to the Warrantholder in respect of the Buy-In.

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(g)           Warrantholder’s Restrictions.  Notwithstanding any other provision herein, the Warrantholder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, such Warrantholder (together with such Warrantholder’s affiliates, and any other person or entity acting as a group together with such Warrantholder or any of such Warrantholder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Warrantholder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Warrantholder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Warrantholder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Warrantholder that the Company is not representing to such Warrantholder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Warrantholder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 3 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Warrantholder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Warrantholder, and the submission of an Exercise Notice shall be deemed to be the Warrantholder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Warrantholder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination or any liability under this Section 3(b).  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3, in determining the number of outstanding shares of Common Stock, a Warrantholder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or such similar form, as the case may be, or (y) any other written notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Warrantholder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Beneficial Ownership Limitation provisions of this Section 3 may be waived by such Warrantholder, at the election of such Warrantholder, upon not less than ten (10) days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 3 shall continue to apply.  Upon such a change by a Warrantholder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Warrantholder.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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(h)           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Warrantholder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Warrantholder a new Warrant evidencing the rights of the Warrantholder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(i)           Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Warrantholder a certificate or certificates representing the Warrant Shares pursuant to Section 3(a) by the third Trading Day following the Warrant Share Delivery Date, then the Warrantholder will have the right to rescind such exercise.

(j)           Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4.                      Compliance with the Securities Act of 1933. Except as provided in the registration provisions of the Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.                      Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

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Section 6.                      Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.                      Reservation of Common Stock.  The Company hereby represents, warrants and covenants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing share certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Warrantholder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Warrantholder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Share above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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Section 8.                      Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(i)           If the Company shall, at any time or from time to time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution on its Common Stock in shares of Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, or (C) issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.

(j)           If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

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(k)           In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, or shall issue shares of Common Stock at a price below the Market Price (as defined below), the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, or the consideration paid for such shares, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(l)           An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(m)           In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

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(n)           No adjustment of the Warrant Price shall be made in an amount of less than 1% of the Warrant Price in effect at the time of adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with the adjustments so carried forward, shall amount to not less than 1% of the Warrant Price.

(o)           All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(p)           Whenever an adjustment is made pursuant to any provision of this Section 8, the Company shall promptly mail to the Warrantholder a notice setting forth a brief statement of the facts requiring such adjustment.

Section 9.                      Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.                    Extension of Expiration Date.  If the Company fails to cause any Registration Statement covering Registrable Securities to be declared effective prior to the applicable dates set forth therein, or if a Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12-month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11.                    Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12.                    Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.  In addition, the Company shall promptly give written notice to the Warrantholder at the address appearing in the records of the Company, of the occurrence of any of the events described in Section 8(a) and Section 8(b) of this Warrant.

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Section 13.                     Identity of Transfer Agent.  The Transfer Agent for the Common Stock is The Nevada Agency & Trust Company.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14.                     Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Trading Day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:
Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, NV 89434
Attn: David A. Caldwell, CEO
Fax: (775) 853-5010

With a copy to:
Bullivant Houser Bailey, PC
1415 L Street, Suite 1000
Sacramento, CA 95814
Attn: Scott E. Bartel, Esq.
Fax: (916) 930-2501

Section 15.                                Registration Rights.  The initial Warrantholder and any successor of all or a portion of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the registration provisions of the Agreement.

Section 16.                                Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

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Section 17.                                Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada located in Washoe County and the United States District Court for the District of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant (other than by telex or facsimile which shall be deemed improper service).  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18.                                No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 19.                                Cashless Exercise.  Notwithstanding any other provision contained herein to the contrary, from and after the date which is six (6) months from the issuance date of this Warrant and so long as the Company is required under the registration provisions of the Agreement to have effected the registration of the Warrant Shares for sale to the public pursuant to a Registration Statement, if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, but excluding the period of any delay expressly allowed according to the registration provisions of the Agreement), the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Warrant Exercise Form annexed hereto as Appendix A duly executed, at the office of the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X =	Y (A - B)
A

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Where:

X =           the number of shares of Common Stock which the Warrantholder has then requested be issued to the Warrantholder;

Y =           the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cash-less exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A =           the “Market Price” of one share of Common Stock as at the time the net issue election is made; and

B =           the Warrant Price in effect under this Warrant at the time the net issue election is made.

Section 20.                                Amendment; Waiver.  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.

Section 21.                                Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 6th day of February, 2009.

GOLDEN PHOENIX MINERALS, INC.

By:	/s/ David Caldwell
David Caldwell
Chief Executive Officer

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APPENDIX A

GOLDEN PHOENIX MINERALS, INC.
WARRANT EXERCISE FORM

To Golden Phoenix Minerals, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
_______________________________
Address
_______________________________

_______________________________
Federal Tax ID or Social Security No.

and delivered by	(certified mail to the above address), or
(electronically (provide DWAC Instructions:_______________)), or
(other(specify):_________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended.

CHECK HERE IF NET ISSUANCE UNDER SECTION 19 OF THE WARRANT. _________

Dated: ___________________, _____

Note: The signature must correspond with	Signature:__________________________
the name of the Warrantholder as written
on the first page of the Warrant in every	__________________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	__________________________________
__________________________________
Address
__________________________________
Federal Identification or
Social Security No.

Assignee:
__________________________________
__________________________________
__________________________________

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EXHIBIT G

WIRE INSTRUCTIONS

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SCHEDULE 1

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; and

- a combination of any such methods of sale.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

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Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

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In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act.

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